AMENDED AND RESTATED CREDIT AGREEMENT

                         DATED AS OF SEPTEMBER 8, 1998,

                                      AMONG

                             APAC TELESERVICES, INC.

                             THE BANKS PARTY HERETO,

                                       AND

                         HARRIS TRUST AND SAVINGS BANK,
                                    as Agent

                                       AND

                                BANK OF MONTREAL,
                              as Syndication Agent




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                                       TABLE OF CONTENTS
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SECTION                                      DESCRIPTION                                                PAGE

SECTION 1.            THE CREDIT FACILITIES...............................................................1

      Section 1.1.        Revolving Credit Commitments....................................................1
      Section 1.2.        Letters of Credit...............................................................2
      Section 1.3.        Term Loan Commitments...........................................................4
      Section 1.4.        Applicable Interest Rates on Revolving and Term Loans...........................4
      Section 1.5.        Minimum Borrowing Amounts on Revolving and Term Loans...........................6
      Section 1.6.        Manner of Borrowing Revolving and Term Loans and
                          Designating Applicable Interest Rates...........................................6
      Section 1.7.        Default Rate on Revolving and Term Loans........................................8
      Section 1.8.        Swing Loans.....................................................................9
      Section 1.9.        Interest Periods for All Loans.................................................11
      Section 1.10.       Maturity of All Loans..........................................................12
      Section 1.11.       Prepayments....................................................................12
      Section 1.12.       The Notes......................................................................14
      Section 1.13.       Funding Indemnity..............................................................15
      Section 1.14.       Commitment Terminations........................................................16
      Section 1.15.       Rate Determinations............................................................16

SECTION 2.            FEES, SUBSTITUTION OF BANKS AND ADDITIONAL BANKS...................................17

      Section 2.1.        Fees...........................................................................17
      Section 2.2.        Substitution of Banks..........................................................17
      Section 2.3.        Defaulting Bank................................................................18
      Section 2.4.        Additional Banks...............................................................18

SECTION 3.            PLACE AND APPLICATION OF PAYMENTS..................................................19

SECTION 4.            GUARANTIES.........................................................................20

      Section 4.1.        Collateral.....................................................................20
      Section 4.2.        Guaranties.....................................................................20
      Section 4.3.        Further Assurances.............................................................21

SECTION 5.            DEFINITIONS; INTERPRETATION........................................................21

      Section 5.1.        Definitions....................................................................21
      Section 5.2.        Interpretation.................................................................34
      Section 5.3.        Change in Accounting Principles................................................34

SECTION 6.            REPRESENTATIONS AND WARRANTIES.....................................................35

      Section 6.1.        Organization and Qualification.................................................35
      Section 6.2.        Subsidiaries...................................................................35
      Section 6.3.        Authority and Validity of Obligations..........................................36
      Section 6.4.        Use of Proceeds; Margin Stock..................................................36
      Section 6.5.        Financial Reports..............................................................36
      Section 6.6.        No Material Adverse Change.....................................................37
      Section 6.7.        Full Disclosure................................................................37
      Section 6.8.        Trademarks, Franchises, and Licenses...........................................38
      Section 6.9.        Governmental Authority and Licensing...........................................38
      Section 6.10.       Good Title.....................................................................38
      Section 6.11.       Litigation and Other Controversies.............................................38
      Section 6.12.       Taxes..........................................................................38
      Section 6.13.       Approvals......................................................................39
      Section 6.14.       Affiliate Transactions.........................................................39
      Section 6.15.       Investment Company; Public Utility Holding Company.............................39
      Section 6.16.       ERISA..........................................................................39
      Section 6.17.       Compliance with Laws...........................................................39
      Section 6.18.       Other Agreements...............................................................40
      Section 6.19.       Solvency.......................................................................40
      Section 6.20.       ITI Marketing Acquisition......................................................40
      Section 6.21.       Year 2000 Compliance...........................................................40
      Section 6.22.       No Default.....................................................................41

SECTION 7.            CONDITIONS PRECEDENT...............................................................41

      Section 7.1.        Initial Credit Event...........................................................41
      Section 7.2.        All Credit Events..............................................................43
      Section 7.3.        Existing Credit Agreement......................................................44

SECTION 8.            COVENANTS..........................................................................45

      Section 8.1.        Maintenance of Business........................................................45
      Section 8.2.        Maintenance of Properties......................................................45
      Section 8.3.        Taxes and Assessments..........................................................45
      Section 8.4.        Insurance......................................................................45
      Section 8.5.        Financial Reports..............................................................46
      Section 8.6.        Inspection.....................................................................48
      Section 8.7.        Indebtedness for Borrowed Money................................................48
      Section 8.8.        Liens..........................................................................48
      Section 8.9.        Investments, Acquisitions, Loans, Advances and
                          Guaranties.....................................................................49
      Section 8.10.       Mergers, Consolidations and Sales..............................................51
      Section 8.11.       Maintenance of Subsidiaries....................................................52
      Section 8.12.       Dividends and Certain Other Restricted Payments................................53
      Section 8.13.       ERISA..........................................................................53
      Section 8.14.       Compliance with Laws...........................................................53
      Section 8.15.       Burdensome Contracts With Affiliates...........................................53
      Section 8.16.       No Changes in Fiscal Year......................................................53
      Section 8.17.       Formation of Subsidiaries......................................................54
      Section 8.18.       Change in the Nature of Business...............................................54
      Section 8.19.       Use of Loan Proceeds...........................................................54
      Section 8.20.       No Restrictions on Subsidiary Distributions....................................54
      Section 8.21.       Subordinated Debt..............................................................54
      Section 8.22.       Total Debt Ratio...............................................................54
      Section 8.23.       Net Worth......................................................................55
      Section 8.24.       Fixed Charge Coverage Ratio....................................................55
      Section 8.25.       Minimum Adjusted EBITDA........................................................55
      Section 8.26.       Operating Leases...............................................................55
      Section 8.27.       Interest Rate Protection.......................................................56

SECTION 9.            EVENTS OF DEFAULT AND REMEDIES.....................................................56

      Section 9.1.        Events of Default..............................................................56
      Section 9.2.        Non-Bankruptcy Defaults........................................................58
      Section 9.3.        Bankruptcy Defaults............................................................58
      Section 9.4.        Collateral for Undrawn Letters of Credit.......................................59
      Section 9.5.        Notice of Default..............................................................59
      Section 9.6.        Expenses.......................................................................59

SECTION 10.           CHANGE IN CIRCUMSTANCES............................................................59

      Section 10.1.       Change of Law..................................................................59
      Section 10.2.       Unavailability of Deposits or Inability to Ascertain,
                          or Inadequacy of, LIBOR........................................................60
      Section 10.3.       Increased Cost and Reduced Return..............................................60
      Section 10.4.       Lending Offices................................................................62
      Section 10.5.       Discretion of Bank as to Manner of Funding.....................................62
      Section 10.6.       Bank's Duty to Mitigate........................................................62

SECTION 11.           THE AGENT AND ISSUING BANK.........................................................63

      Section 11.1.       Appointment and Authorization of Agent.........................................63
      Section 11.2.       Agent and its Affiliates.......................................................63
      Section 11.3.       Action by Agent................................................................63
      Section 11.4.       Consultation with Experts......................................................64
      Section 11.5.       Liability of Agent; Credit Decision............................................64
      Section 11.6.       Indemnity......................................................................64
      Section 11.7.       Resignation of Agent and Successor Agent.......................................65
      Section 11.8.       Interest Rate Hedging Arrangements.............................................65
      Section 11.9.       Issuing Bank...................................................................65
      Section 11.10.      Agent's Relationship with Borrower.............................................65

SECTION 12.           MISCELLANEOUS......................................................................66

      Section 12.1.       Withholding Taxes..............................................................66
      Section 12.2.       No Waiver, Cumulative Remedies.................................................67
      Section 12.3.       Non-Business Days..............................................................67
      Section 12.4.       Documentary Taxes..............................................................67
      Section 12.5.       Survival of Representations....................................................67
      Section 12.6.       Survival of Indemnities........................................................67
      Section 12.7.       Sharing of Set-Off.............................................................67
      Section 12.8.       Notices........................................................................68
      Section 12.9.       Counterparts...................................................................68
      Section 12.10.      Successors and Assigns.........................................................69
      Section 12.11.      Participants...................................................................69
      Section 12.12.      Assignment of Commitments by Banks.............................................69
      Section 12.13.      Amendments.....................................................................70
      Section 12.14.      Headings.......................................................................70
      Section 12.15.      Costs and Expenses.............................................................71
      Section 12.16.      Set-off........................................................................71
      Section 12.17.      Entire Agreement...............................................................72
      Section 12.18.      Governing Law..................................................................72
      Section 12.19.      Severability of Provisions.....................................................72
      Section 12.20.      Excess Interest................................................................72
      Section 12.21.      Confidentiality................................................................72
      Section 12.22.      Single Bank....................................................................73
      Section 12.23.      Syndication Agent..............................................................73
      Section 12.24.      Submission to Jurisdiction; Waiver of Jury Trial...............................73

Signature Page...........................................................................................74

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EXHIBIT A - Notice of Payment Request EXHIBIT B - Notice of Borrowing  EXHIBIT C
- Notice of Continuation/Conversion EXHIBIT D - Revolving Note EXHIBIT E - Term Note EXHIBIT F - Swingline Note EXHIBIT G - Compliance Certificate EXHIBIT H - Assignment and Acceptance SCHEDULE 6.2 - Subsidiaries SCHEDULE 8.7 - Other Indebtedness SCHEDULE 8.8 - Other Liens

SCHEDULE 8.9 - Present Investments in Subsidiaries


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                            AMENDED AND RESTATED CREDIT AGREEMENT

        This Amended and Restated Credit Agreement is entered into as of the 8th day of September, 1998, by and between APAC TeleServices, Inc., an Illinois corporation (the "Borrower"), Harris Trust and Savings Bank, an Illinois banking association, individually as a Bank and as an agent (in such capacity as agent being hereinafter referred to as the "Agent"), and the lending institutions which are or hereafter become signatories hereto (collectively the "Banks" and individually a "Bank").

                                    RECITALS

         A. The Borrower has requested that the Banks loan monies to the Borrower.

         B. The Borrower, certain of the Banks and the Agent are currently party to that certain Credit Agreement dated as of May 20, 1998 (the "Previous Credit Agreement"). The Borrower hereby requests that certain amendments be made to the Previous Credit Agreement and, for the sake of clarity and convenience, that the Previous Credit Agreement be restated as so amended. This Agreement shall become effective, and shall amend and restate the Previous Credit Agreement, upon the execution of this Agreement by each of the parties hereto and the satisfaction (or waiver by the Required Banks) of the conditions precedent contained in
Section 7 hereof (the date of such effectiveness being hereinafter referred to as the "Effective Date"); and from and after the Effective Date, all references made to the Previous Credit Agreement in the Loan Documents or in any other instrument or document shall, without more, be deemed to refer to this Amended and Restated Credit Agreement.

         C. The Banks, upon acceptance of this Agreement in writing, will continue to lend monies and/or make advances, extensions of credit or other financial accommodations to, on behalf of or for the benefit of the Borrower pursuant hereto.

        NOW, THEREFORE, in consideration of the recitals set forth above, which by this reference are incorporated into the Agreement set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and subject to the terms and conditions hereof and on the basis of the representations and warranties herein set forth, the Borrower, the Agent and the Banks hereby agree to the following:

SECTION 1.          THE CREDIT FACILITIES.

        Section 1.1. Revolving Credit Commitments. Subject to the terms and conditions hereof, each Bank, by its acceptance hereof, severally agrees to make a loan or loans (individually a "Revolving Loan" and collectively the "Revolving Loans") to the Borrower in U.S. Dollars from time to time on a revolving basis up to the amount of such Bank's revolving credit commitment set forth on the applicable signature page hereof or pursuant to Section 12.12 hereof (its
"Revolving Credit Commitment" and, cumulatively for all the Banks, the "Revolving Credit Commitments"), subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date. The sum of the aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations at any time outstanding shall not exceed the Revolving Credit Commitments in effect at such time. Each Borrowing of Revolving Loans shall be made ratably from the Banks in proportion to their respective Revolver Percentages. As provided in Section 1.6(a) hereof, the Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or Eurodollar Loans. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.

        Section 1.2. Letters of Credit. (a) General Terms. Subject to the terms and conditions hereof, as part of the Revolving Credit, the Issuing Bank shall issue standby and commercial letters of credit (each a "Letter of Credit") for the Borrower's account in U.S. Dollars in an aggregate undrawn face amount up to the amount of the L/C Commitment, provided that the aggregate L/C Obligations at any time outstanding shall not exceed (i) $10,000,000 and (ii) the difference between the Revolving Credit Commitments in effect at such time and the aggregate principal amount of Revolving Loans and Swing Loans then outstanding. Each Letter of Credit shall be issued by the Issuing Bank, but each Bank shall be obligated to reimburse the Issuing Bank for such Bank's Revolver Percentage of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Bank pro rata in accordance with its Revolver Percentage.

        (b) Applications. At any time before the Revolving Credit Termination Date, the Issuing Bank shall, at the request of the Borrower, issue one or more Letters of Credit, in a form satisfactory to the Issuing Bank, with expiration dates no later than the earlier of 12 months from the date of issuance (or be cancelable not later than 12 months from the date of issuance and each renewal) or Revolving Credit Termination Date, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the Borrower for the relevant Letter of Credit in the form then customarily prescribed by the Issuing Bank for the Letter of Credit requested (each an "Application"). Notwithstanding anything contained in any Application to the contrary: (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 2.1 hereof, (ii) except as otherwise provided in Section 1.11 hereof, before the occurrence of a Default or an Event of Default, the Issuing Bank will not call for the funding by the Borrower of any amount under a Letter of Credit before being presented with a drawing thereunder, and (iii) if the Issuing Bank is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrower's obligation to reimburse the Issuing Bank for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of 2% plus the Applicable Margin for Reimbursement Obligations plus the Base Rate from time to time in effect. If the Issuing Bank issues any Letter of Credit with an expiration date that is automatically extended unless the Issuing Bank gives notice that the expiration date will not so extend beyond its then scheduled expiration date, the Issuing Bank will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date: (i) the expiration date of such Letter of Credit if so extended would be after the Revolving Credit Termination Date, (ii) the Revolving Credit Commitments have been terminated, or (iii) a Default or an Event of Default exists and the Agent, at the direction of the Required Banks, has given the Issuing Bank instructions not to so permit the extension of the expiration date of such Letter of Credit. The Issuing Bank agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of Section 7.2 hereof and the other terms of this Section 1.2.

        (c) The Reimbursement Obligations. Subject to Section 1.2(b) hereof, the obligation of the Borrower to reimburse the Issuing Bank for all drawings under a Letter of Credit (a "Reimbursement Obligation") shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made by no later than 11:00 a.m. (Chicago time) on the date when each drawing is paid in immediately available funds at the Issuing Bank's principal office in Chicago, Illinois or such other office as the Issuing Bank may designate in writing to the Borrower. If the Borrower does not make any such reimbursement payment on the date due and the Participating Banks fund their participations therein in the manner set forth in Section 1.2(d) below, then all payments thereafter received by the Issuing Bank in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.2(d) below.

        (d) The Participating Interests. Each Bank, by its acceptance hereof, severally agrees to purchase from the Issuing Bank, and the Issuing Bank hereby agrees to sell to each such Bank (a "Participating Bank"), an undivided percentage participating interest (a "Participating Interest"), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the Issuing Bank. Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is paid, as set forth in Section 1.2(c) above, or if the Issuing Bank is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian, or other Person any portion of any payment of any Reimbursement Obligation, each Participating Bank shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the Issuing Bank to such effect, if such certificate is received before 1:00 p.m. (Chicago time), or not later than 1:00 p.m. (Chicago time) the following Business Day, if such certificate is received after such time, pay to the Issuing Bank an amount equal to such Participating Bank's Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the Issuing Bank to the date of such payment by such Participating Bank at a rate per annum equal to: (i) from the date the related payment was made by the Issuing Bank to the date 2 Business Days after payment by such Participating Bank is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Participating Bank to the date such payment is made by such Participating Bank, the Base Rate in effect for each such day. Each such Participating Bank shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the Issuing Bank retaining its Revolver Percentage as a Bank hereunder.

        The several obligations of the Participating Banks to the Issuing Bank under this Section 1.2 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Bank may have or have had against the Borrower, the Agent, the Issuing Bank, any other Bank, or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Commitment of any Bank, and each payment by a Participating Bank under this Section 1.2 shall be made without any offset, abatement, withholding or reduction whatsoever. The Issuing Bank shall be entitled to offset amounts received for the account of a Bank under this Agreement against unpaid amounts due from such Bank to the Issuing Bank hereunder (whether as fundings of participations, indemnities, or otherwise), but shall not be entitled to offset against amounts owed to the Issuing Bank by any Bank arising outside of this Agreement.

        (e) Indemnification. The Participating Banks shall, to the extent of their respective Revolver Percentages, indemnify the Issuing Bank (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss, or liability (except such as result from the Issuing Bank's gross negligence or willful misconduct) that the Issuing Bank may suffer or incur in connection with any Letter of Credit. The obligations of the Participating Banks under this Section 1.2(e) and all other parts of this Section 1.2 shall survive termination of this Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

        Section 1.3. Term Loan Commitments. Subject to the terms and conditions hereof, each Bank, by its acceptance hereof, severally agrees to make a loan (individually a "Term Loan" and collectively the "Term Loans") to the Borrower in the amount of such Bank's term loan commitment as set forth on the applicable signature page hereof or pursuant to Section 12.12 hereof (its "Term Loan Commitment" and, cumulatively for all the Banks, the "Term Loan Commitments"). The Term Loans shall be made, if at all, on or before September 8, 1998, at which time the Term Loan Commitments shall expire. The Term Loans shall be advanced in a single Borrowing and shall be made ratably by the Banks in proportion to their respective Term Loan Percentages. As provided in Section 1.6(a) hereof, the Borrower may elect that the Term Loans be outstanding as Base Rate Loans or Eurodollar Loans. No amount repaid or prepaid on any Term Loan may be borrowed again.

        Section 1.4. Applicable Interest Rates on Revolving and Term Loans. (a) Base Rate Loans. Each Base Rate Loan made or maintained by a Bank shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed, except that determinations made under clause (ii) of the definition of Base Rate set forth below shall be computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Eurodollar Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect, payable on the last day of its Interest Period and at maturity (whether by acceleration or otherwise).

        "Base Rate" means for any day, the greater of (i) the rate of interest announced by the Agent from time to time as its prime commercial rate, as in effect on such day (it being acknowledged and agreed that rate may not be the Agent's best or lowest rate); and (ii) the sum of (x) the rate determined by the Agent to be the average (rounded upwards, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Agent for the sale to the Agent at face value of Federal funds in an amount equal or comparable to the principal amount owed to the Agent for which such rate is being determined, plus
(y) 1/2 of 1% (0.5%).

        (b) Eurodollar Loans. Each Eurodollar Loan made or maintained by a Bank shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued, or created by conversion from a Base Rate Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted LIBOR applicable for such Interest Period, payable on the last day of the Interest Period and at maturity (whether by acceleration or otherwise), and, if the applicable Interest Period is longer than three months, on each day occurring every three months after the commencement of such Interest Period.

        "Adjusted LIBOR" means, for any Borrowing of Eurodollar Loans, a rate per annum determined in accordance with the following formula:

        Adjusted LIBOR =                             LIBOR
                                            1 - Eurodollar Reserve Percentage

        "LIBOR" means, for an Interest Period for a Borrowing of Eurodollar Loans, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Agent at 11:00 a.m. (London, England time) 2 Business Days before the beginning of such Interest Period by major banks in the interbank eurodollar market selected by the Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Agent as part of such Borrowing.

        "LIBOR Index Rate" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m.
(London, England time) on the day 2 Business Days before the commencement of such Interest Period.

        "Telerate Page 3750" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

        "Eurodollar Reserve Percentage" means, for any Borrowing of Eurodollar Loans, the daily average for the applicable Interest Period of the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any supplemental, marginal, and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on "eurocurrency liabilities", as defined in such Board's Regulation D (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any Bank to United States residents), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Eurodollar Loans shall be deemed to be "eurocurrency liabilities" as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.

        Section 1.5. Minimum Borrowing Amounts on Revolving and Term Loans. Each Borrowing of Base Rate Loans advanced under the Revolving Credit or Term Loan Commitments shall be in an amount not less than $5,000,000 or such greater amount which is an integral multiple of $1,000,000. Each Borrowing of Eurodollar Loans advanced, continued, or converted under the Revolving Credit or Term Loan Commitments shall be in an amount equal to $10,000,000 or such greater amount which is an integral multiple of $1,000,000.

        Section 1.6. Manner of Borrowing Revolving and Term Loans and Designating Applicable Interest Rates. (a) Notice to the Agent. The Borrower shall give notice to the Agent by no later than 10:00 a.m. (Chicago time): (i) at least 3 Business Days before the date on which the Borrower requests the Banks to advance a Borrowing of Eurodollar Loans under the Revolving Credit or Term Loan Commitments and (ii) on the date the Borrower requests the Banks to advance a Borrowing of Base Rate Loans under the Revolving Credit or Term Loan Commitments. The Loans included in each such Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each such Borrowing or, subject to Section 1.5's minimum amount requirement for each outstanding Borrowing, a portion thereof, as follows: (i) if such Borrowing is of Eurodollar Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as Eurodollar Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing is of Base Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period or Interest Periods specified by the Borrower. The Borrower shall give all such notices requesting the advance, continuation, or conversion of a Borrowing under the Revolving Credit or Term Loan Commitments in each case to the Agent by telephone or telecopy (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing) substantially in the form attached hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Agent under the Revolving Credit or Term Loan Commitments. Notices of the continuation of such a Borrowing of Eurodollar Loans for an additional Interest Period or of the conversion of part or all of such a Borrowing of Eurodollar Loans into Base Rate Loans or of Base Rate Loans into Eurodollar Loans must be given by no later than 10:00 a.m. (Chicago time) at least 3 Business Days before the date of the requested continuation or conversion. All such notices concerning the advance, continuation, or conversion of a Borrowing under the Revolving Credit or Term Loan Commitments shall specify the date of the requested advance, continuation, or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued, or converted, the type of Loans to comprise such new, continued, or converted Borrowing and, if such Borrowing is to be comprised of Eurodollar Loans, the Interest Period applicable thereto. The Borrower agrees that the Agent may rely on any such telephonic or telecopy notice given by any person the Agent in good faith believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Agent has acted in good faith in reliance thereon.

        (b) Notice to the Banks. The Agent shall give prompt telephonic or telecopy notice to each Bank of any notice from the Borrower received pursuant to Section 1.6(a) above and, if such notice requests the Banks to make Eurodollar Loans under the Revolving Credit or Term Loan Commitments, the Agent shall give notice to the Borrower and each Bank by like means of the interest rate applicable thereto promptly after the Agent has made such determination.

        (c) Borrower's Failure to Notify; Automatic Continuations and Conversions. Any outstanding Borrowing of Base Rate Loans under the Revolving Credit or Term Loan Commitments shall automatically be continued for an additional Interest Period on the last day of its then current Interest Period unless the Borrower has notified the Agent within the period required by Section 1.6(a) that the Borrower intends to convert such Borrowing, subject to Section
7.2 hereof, into a Borrowing of Eurodollar Loans under the Revolving Credit or Term Loan Commitments or such Borrowing is prepaid in accordance with Section 1.11(a). If the Borrower fails to give notice pursuant to Section 1.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of Eurodollar Loans before the last day of its then current Interest Period within the period required by Section 1.6(a) or, whether or not such notice has been given, one or more of the conditions set forth in Section 7.2 for the continuation or conversion of a Borrowing of Eurodollar Loans would not be satisfied and such Borrowing is not prepaid in accordance with Section 1.11(a), such Borrowing shall automatically be converted into a Borrowing of Base Rate Loans. In the event the Borrower fails to give notice pursuant to
Section 1.6(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified the Agent by 1:00 p.m. (Chicago time) on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans on such day in the amount of the Reimbursement Obligation then due, subject to
Section 7 hereof, which Borrowing shall be applied to pay the Reimbursement Obligation then due.

        (d) Disbursement of Loans. Not later than 1:00 p.m. (Chicago time) on the date of any requested advance of a new Borrowing under the Revolving Credit or Term Loan Commitments, subject to Section 7 hereof, each Bank shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Agent in Chicago, Illinois. The Agent shall make the proceeds of each new Borrowing available to the Borrower at the Agent's principal office in Chicago, Illinois (or by wire transfer of funds pursuant to the Borrower's written instructions to the Agent).

        (e) Agent Reliance on Bank Funding. Unless the Agent shall have been notified by a Bank prior to (or, in the case of a Borrowing of Base Rate Loans, by 1:00 p.m. (Chicago time) on) the date on which such Bank is scheduled to make payment to the Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Bank does not intend to make such payment, the Agent may assume that such Bank has made such payment when due and the Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Bank and, if any Bank has not in fact made such payment to the Agent, such Bank shall, on demand, pay to the Agent the amount made available to the Borrower attributable to such Bank together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Bank pays such amount to the Agent at a rate per annum equal to (i) from the date the related advance was made by the Agent to the date 2 Business Days after payment by such Bank is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Bank to the date such payment is made by such Bank, the Base Rate in effect for each such day. If such amount is not received from such Bank by the Agent immediately upon demand, the Borrower will, on demand, repay to the Agent the proceeds of the Loan attributable to such Bank with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under Section 1.13 hereof, so that the Borrower will have no liability under such Section with respect to such payment.

        Section 1.7. Default Rate on Revolving and Term Loans. Notwithstanding anything to the contrary contained in Section 1.4 hereof, while any Event of Default exists or after acceleration, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Revolving Loans and Term Loans (computed on the basis of a year of 360 days and actual days elapsed) at a rate per annum equal to:

               (a) for any Base Rate Loan, the sum of 2% plus the Applicable Margin plus the Base Rate from time to time in effect; and

               (b) for any Eurodollar Loan, the sum of 2% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter at a rate per annum equal to the sum of 2% plus the Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect;

provided, however, that in the absence of acceleration, any adjustments pursuant to this Section 1.7 shall be made at the election of the Required Banks with written notice to the Borrower. While any Event of Default exists or after acceleration, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

        Section 1.8. Swing Loans. (a) Generally. Subject to all of the terms and conditions hereof, Agent agrees to make loans in U.S. Dollars to the Borrower under the Swing Line ("Swing Loans") which shall not in the aggregate at any time outstanding exceed the lesser of (i) $10,000,000 (as the same may be reduced pursuant hereto, the "Swing Line Commitment") or (ii) the difference between the Revolving Credit Commitments in effect at such time and the aggregate amount of all Revolving Loans and L/C Obligations outstanding at the time of computation. The Swing Line Commitment shall be available to the Borrower and may be availed of by the Borrower from time to time and borrowings thereunder may be repaid and used again during the period ending on the Revolving Credit Termination Date; provided that each Swing Loan must be repaid on the last day of the Interest Period applicable thereto. Each Swing Loan shall be in a minimum amount of $250,000. Without regard to the face principal amount of the Swing Line Note, the actual principal amount at any time outstanding and owing by the Borrower on account of the Swing Line Note during the period ending on the Revolving Credit Termination Date shall be the sum of all Swing Loans then or theretofore made thereon less all payments actually received thereon during such period. The Agent shall record on its books and records or on a schedule to the Swing Line Note the amount of each Swing Loan made by it, all payments of principal and interest and the principal balance from time to time outstanding thereon, and, for any Swing Loan bearing interest at Agents' Quoted Rate, the Interest Period and the interest rate applicable thereto. The record thereof, whether shown on such books and records of the Agent or on a schedule to the Swing Line Note, shall be prima facie evidence as to all such matters; provided, however, that the Agent's failure to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Swing Loans made to it hereunder together with accrued interest thereon.

        (b) Interest on Swing Loans. Each Swing Loan shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum equal to (i) the sum of the Federal Funds Rate plus the Applicable Margin for Eurodollar Loans as from time to time in effect or (ii) the Agent's Quoted Rate. Interest on each Swing Loan shall be due and payable prior to such maturity on the last day of each Interest Period applicable thereto. Notwithstanding anything to the contrary contained in this Section 1.8(b) hereof, while any Event of Default exists or after acceleration, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Swing Loans (computed on the basis of a year of 365 or 366 days, as the case may be and the actual days elapsed) at a rate per annum equal to (a) for any Swing Loan bearing interest with reference to the Federal Funds Rate, the sum of 2% plus the Applicable Margin for Eurodollar Loans plus the Base Rate from time to time in effect; and (b) for any Swing Loan bearing interest with reference to the Agent's Quoted Rate, the sum of 2% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of 2% plus the Applicable Margin for Eurodollar Loans plus the Base Rate from time to time in effect; provided, however, that in the absence of acceleration, any adjustments pursuant to this Section 1.8(b) shall be made at the election of the Required Banks with written notice to the Borrower. While any Event of Default exists or after acceleration, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

        (c) Requests for Swing Loans. The Borrower shall give the Agent prior notice (which may be written or oral) no later than 12:00 Noon (Chicago time) on the date upon which the Borrower requests that any Swing Loan be made, of the amount and date of such Swing Loan and the Interest Period selected therefor. Within thirty (30) minutes after receiving such notice, Agent shall in its discretion quote an interest rate to the Borrower at which the Agent would be willing to make such Swing Loan available to the Borrower for a given Interest Period (the rate so quoted for a given Interest Period being herein referred to as "Agent's Quoted Rate"). The Borrower acknowledges and agrees that the interest rate quote is given for immediate and irrevocable acceptance, and if the Borrower does not so immediately accept Agent's Quoted Rate for the full amount requested by the Borrower for such Swing Loan, the Agent's Quoted Rate shall be deemed immediately withdrawn and such Swing Loan shall bear interest at the rate per annum determined by adding the Applicable Margin for Eurodollar Loans to the Federal Funds Rate as from time to time in effect. Subject to all of the terms and conditions hereof, the proceeds of such Swing Loan shall be made available to the Borrower on the date so requested at the offices of the Agent in Chicago, Illinois (or by wire transfer of funds pursuant to the Borrower's written instructions to the Agent). Anything contained in the foregoing to the contrary notwithstanding (i) the obligation of Agent to make Swing Loans shall be subject to all of the terms and conditions of this Agreement and (ii) the Agent shall not be obligated to make more than one Swing Loan during any one day.

        (d) Refunding Loans. In its sole and absolute discretion, the Agent may at any time, on behalf of the Borrower (which hereby irrevocably authorizes the Agent to act on its behalf for such purpose) and with notice to the Borrower, request each Bank to make a Revolving Loan in the form of a Base Rate Loan in an amount equal to such Bank's Revolver Percentage of the amount of the Swing Loans outstanding on the date such notice is given. Unless any of the conditions of
Section 7.2 are not fulfilled on such date, each Bank shall make the proceeds of its requested Revolving Loan available to Agent, in immediately available funds, at Agents' principal office in Chicago, Illinois, before 12:00 Noon (Chicago time) on the Business Day following the day such notice is given. The proceeds of such Revolving Loans shall be immediately applied to repay the outstanding Swing Loans.

        (e) Participations. If any Bank refuses or otherwise fails to make a Revolving Loan when requested by the Agent pursuant to Section 1.8(d) above (because the conditions in Section 7.2 are not satisfied or otherwise), such Bank will, by the time and in the manner such Revolving Loan was to have been funded to the Agent, purchase from the Agent an undivided participating interest in the outstanding Swing Loans in an amount equal to its Revolver Percentage of the aggregate principal amount of Swing Loans that were to have been repaid with such Revolving Loans, provided no purchase of a participation in a Swing Loan bearing interest at Agent's Quoted Rate need be made until after expiration of the Interest Period applicable thereto. Each Bank that so purchases a participation in a Swing Loan shall thereafter be entitled to receive its Revolver Percentage of each payment of principal received on the Swing Loan and of interest received thereon accruing from the date such Bank funded to Agent its participation in such Loan. The several obligations of the Banks under this
Section 1.8(d) shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Bank may have or have had against the Borrower, any other Bank or any other Person whatever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of the Commitments of any Bank, and each payment made by an Bank under this Section 1.8(d) shall be made without any offset, abatement, withholding or reduction whatsoever.

        Section 1.9. Interest Periods for All Loans. As provided in Section 1.6(a) or 1.7(c) hereof, at the time of each request to advance, continue, or create by conversion a Borrowing of Eurodollar Loans or of a Swing Loan, the Borrower shall select an Interest Period applicable to such Loans from among the available options. The term "Interest Period" means the period commencing on the date a Borrowing of Loans is advanced, continued, or created by conversion and ending: (a) in the case of Base Rate Loans, on the last day of the calendar month in which such Borrowing is advanced, continued, or created by conversion (or on the last day of the following calendar month if such Loan is advanced, continued or created by conversion on the last day of a calendar month), (b) in the case of a Eurodollar Loan, 1, 2, 3 or 6 months thereafter, and (c) in the case of Swing Loans, on the date one (1) to seven (7) days thereafter as mutually agreed by the Agent and the Borrower; provided, however, that:

               (a) any Interest Period for a Borrowing of Revolving Loans consisting of Base Rate Loans that otherwise would end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, and any Interest Period for a Borrowing of Term Loans consisting of Base Rate Loans that otherwise would end after the final maturity date of the Term Loans shall end on the final maturity date of the Term Loans;

               (b) no Interest Period with respect to any portion of the Term Loans shall extend beyond the final maturity date of the Term Loans, and no Interest Period with respect to any portion of the Revolving Loans or Swing Loans shall extend beyond the Revolving Credit Termination Date;

               (c) no Interest Period with respect to any portion of the Term Loans consisting of Eurodollar Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal on the Term Loans, unless the sum of (a) the aggregate principal amount of Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of Term Loans that are Eurodollar Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on the Term Loans on such payment date;

               (d) prior to July 31, 1998, unless the Agent in its discretion agrees otherwise, no Interest Period over one month in length shall be selected for any Eurodollar Loan;

               (e) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of Eurodollar Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and

               (f) for purposes of determining an Interest Period for a Borrowing of Eurodollar Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

       Section 1.10. Maturity of All Loans. (a) Revolving Loans and Swing Loans. Each Revolving Loan shall mature and become due and payable by the Borrower on the Revolving Credit Termination Date. Each Swing Loan shall mature and become due and payable by the Borrower on the last day of the Interest Period applicable thereto.

        (b) Scheduled Payments of Term Loans. The Borrower shall make principal payments on the Term Loans in installments on the first day of each March, June, September and December in each year, commencing with the calendar quarter ending September 1, 1998 and ending on June 1, 2003, with the amount of each such installment to aggregate as follows: $3,000,000 on September 1, 1998 and a like sum on the first day of each calendar quarter thereafter to and including June 1, 1999; $4,000,000 on September 1, 1999 and a like sum on the first day of each calendar quarter thereafter to and including June 1, 2001; $6,000,000 on September 1, 2001 and a like sum on the first day of each calendar quarter thereafter to and including June 1, 2002; $7,000,000 on September 1, 2002 and a like sum on the first day of each calendar quarter thereafter to and including March 1, 2003, but with the last installment on all Term Loans to aggregate all principal of the Term Loans not sooner paid due on June 1, 2003 and with the amount of each installment due on the Term Loans held by each Bank to be equal to its Term Loan Percentage of each such aggregate amount.

       Section 1.11. Prepayments. (a) Optional. The Borrower shall have the privilege of prepaying in whole or in part (but, if in part, then: (i) if such Borrowing is of Base Rate Loans, in an amount not less than $1,000,000, (ii) if such Borrowing is of Eurodollar Loans, in an amount not less than $1,000,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.5 hereof remains outstanding) any Borrowing of Eurodollar Loans at any time upon 3 Business Days prior notice to the Agent or, in the case of a Borrowing of Base Rate Loans, notice delivered to the Agent by the Borrower no later than 10:00 a.m. (Chicago time) on the date of prepayment, such prepayment to be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date fixed for prepayment plus any amounts due the Banks under Section 1.13 hereof. Swing Loans bearing interest at Agent's Quoted Rate may only be voluntarily paid on the last day of the Interest Period then applicable to such Loans. The Agent will promptly advise each Bank of any such prepayment notice it receives from the Borrower. Any amount of Revolving Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. No amount of the Term Loans paid or prepaid may be reborrowed. Each such prepayment of the Term Loans shall be applied to the remaining installments of the Term Notes in the inverse order of maturity.

        (b) Mandatory. (i) The Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 1.14 hereof, prepay the Revolving Loans and, if necessary, prefund the L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Revolving Loans and Swing Loans and of L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced.

       (ii) If the Borrower or any Subsidiary shall at any time or from time to time make or agree to make a Disposition or shall suffer an Event of Loss resulting in Net Cash Proceeds in excess of $25,000,000 on a cumulative basis in any fiscal year of the Borrower, then (x) the Borrower shall promptly notify the Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Cash Proceeds to be received by the Borrower or such Subsidiary in respect thereof) and (y) promptly upon, and in no event later than the Business Day after, receipt by the Borrower or the Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss, the Borrower shall prepay the Term Loans in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds. Each such prepayment shall be applied to the remaining installments of the Term Notes in the inverse order of maturity. The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Banks for any breach of
Section 8.10 hereof.

      (iii) If after the date of this Agreement the Borrower or any Subsidiary shall issue new equity securities (whether common or preferred stock or otherwise), other than common stock issued in connection with the exercise of employee stock options and equity securities issued as consideration for any Acquisition permitted by Section 8.9(m) hereof, or dispose of any treasury stock, the Borrower shall promptly notify the Agent of the estimated Net Cash Proceeds of such issuance or disposition, as the case may be, to be received by or for the account of the Borrower or such Subsidiary in respect thereof. Promptly upon, and in no event later than the Business Day after, receipt by the Borrower or such Subsidiary of Net Cash Proceeds of such issuance or disposition, the Borrower shall prepay the Term Loans in an aggregate amount equal to 50% of the amount of such Net Cash Proceeds. Each such prepayment shall be applied to the remaining installments of the Term Notes in the inverse order of maturity.

       (iv) If after the date of this Agreement the Borrower or any Subsidiary shall issue new debt securities by public offering or private placement or in evidence of loans extended by banks or other institutional investors, the Borrower shall promptly notify the Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of the Borrower or such Subsidiary in respect thereof. Promptly upon, and in no event later than the Business Day after, receipt by the Borrower or such Subsidiary of Net Cash Proceeds of such issuance, the Borrower shall prepay the Term Loans in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds. Each such prepayment shall be applied to the remaining installments of the Term Notes in the inverse order of maturity. The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Banks arising from any breach of Section 8.7 hereof.

        (v) Unless the Borrower otherwise directs, prepayments of Loans under this Section 1.11(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof with any balance applied to Borrowings of Eurodollar Loans in the order in which their Interest Periods expire. Each prepayment of Loans under this Section 1.11(b) shall be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date of prepayment together with any amounts due the Banks under Section 1.13 hereof. Each prefunding of L/C Obligations shall be made in accordance with Section 9.4 hereof.

     Section 1.12. The Notes. (a) The Revolving Loans made to the Borrower by a Bank shall be evidenced by a single promissory note of the Borrower issued to such Bank in the form of Exhibit D hereto. Each such promissory note is hereinafter referred to as a "Revolving Note" and collectively such promissory notes are referred to as the "Revolving Notes."

        (b) The Term Loans made to the Borrower by a Bank shall be evidenced by a single promissory note of the Borrower issued to such Bank in the form of Exhibit E hereto. Each such promissory note is hereinafter referred to as a "Term Note" and collectively such promissory notes are referred to as the "Term Notes."

        (c) The Swing Loans made to the Borrower by the Agent shall be evidenced by a single promissory note of the Borrower issued to the Agent in the form of Exhibit F hereto. This promissory note is hereinafter referred to as the "Swing Line Note."

        (d) Each Bank shall record on its books and records or on a schedule to its appropriate Note the amount of each Loan advanced, continued or converted by it, all payments of principal and interest and the principal balance from time to time outstanding thereon, the type of such Loan, and, for any Eurodollar Loan, the Interest Period and the interest rate applicable thereto. The record thereof, whether shown on such books and records of a Bank or on a schedule to the relevant Note, shall be prima facie evidence as to all such matters; provided, however, that the failure of any Bank to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Loans made to it hereunder together with accrued interest thereon. At the request of any Bank and upon such Bank tendering to the Borrower the appropriate Note to be replaced, the Borrower shall furnish a new Note to such Bank to replace any outstanding Note, and at such time the first notation appearing on a schedule on the reverse side of, or attached to, such Note shall set forth the aggregate unpaid principal amount of all Loans, if any, then outstanding thereon.

        (e) As soon as practicable, but in no event later than one (1) Business Day after prior written notice from the Borrower to a Bank, such Bank shall provide to the Borrower a written payoff letter from such Bank setting forth the amount required to pay the Notes in full as of the date or dates requested by the Borrower and any other amounts due by the Borrower hereunder (with a per diem amount owing thereafter).

       Section 1.13. Funding Indemnity. If any Bank (including for such purposes, the Agent in the case of a Swing Loan which is a Fixed Rate Loan) shall incur any loss, cost or expense (including, without limitation, any loss of profit, and any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Bank to fund or maintain any Fixed Rate Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Bank) as a result of:

               (a) any payment, prepayment or conversion of a Fixed Rate Loan on a date other than the last day of its Interest Period for any reason, whether before or after default, and whether or not such payment is required by any provisions of this Agreement (other than any such prepayment as a result of Section 10.1 hereof),

               (b) any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to borrow a Fixed Rate Loan on the date specified in a notice given pursuant to Section 1.6(a) or 1.15(c), as the case may be, or

               (c) any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to continue a Eurodollar Loan, or to convert a Base Rate Loan into a Eurodollar Loan, in each case on the date specified in a notice given pursuant to Section 1.6(a), then, upon the demand of such Bank, the Borrower shall pay to such Bank such amount as will reimburse such Bank for such loss, cost or expense. If any Bank makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate shall be deemed prima facie correct if reasonably determined; provided, however, that the Borrower shall not be obligated to pay any such amount or amounts to the extent such loss, cost or expense was incurred by such Bank (x) more than ninety (90) days prior to the date of the delivery of such certificate (nothing herein to impair or otherwise affect the Borrower's liability hereunder for any subsequent loss, cost or expense incurred by such
Bank) or (y) to the extent such loss, cost or expense was caused by such Bank's gross negligence or willful misconduct.

       Section 1.14. Commitment Terminations. (a) Optional Revolving Credit Terminations. The Borrower shall have the right at any time and from time to time, upon 3 Business Days prior written notice to the Agent, to terminate the Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount not less than $10,000,000 and which is an integral multiple of $5,000,000 and (ii) allocated ratably among the Banks in proportion to their respective Revolver Percentages, provided that (x) the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations then outstanding and (y) any reduction of the Revolving Credit Commitments to an amount less than the Swing Line Commitment or L/C Commitment shall automatically reduce the Swing Line Commitment or L/C Commitment, as the case may be, to such amount as well. The Agent shall give prompt notice to each Bank of any such termination of the Revolving Credit Commitments.

        (b) Mandatory Termination Upon a Change of Control. After the occurrence of a Change of Control, the Required Banks may, by written notice to the Borrower at any time on or before the date occurring 180 days after the date the Borrower notifies the Banks of such Change of Control, terminate the remaining Commitments and all other obligations of the Banks hereunder on the date stated in such notice (which shall in no event be sooner than (i) three (3) days after such notice is given or (ii) the day on which the Borrower repays any other Indebtedness for Borrowed Money). On the date the Commitments are so terminated, all outstanding Obligations (including, without limitation, all principal of and accrued interest on the Notes) shall forthwith be due and payable without further demand, presentment, protest, or notice of any kind and the Borrower shall immediately pay to the Banks the full amount then available for drawing under each Letter of Credit, such amount to be held in the Account referred to in Section 9.4 hereof (the Borrower agreeing to immediately make such payment on the date the Commitments are so terminated and acknowledging and agreeing that the Banks would not have an adequate remedy at law for the failure by the Borrower to honor any such demand and that the Banks, and the Agent on their behalf, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any of the Letters of Credit).

        (c) Any termination of the Commitments pursuant to this Section 1.14 may not be reinstated.

       Section 1.15. Rate Determinations. The Agent shall determine each interest rate applicable to the Loans and the Reimbursement Obligations hereunder in accordance with the provisions hereof, and its determination thereof shall be conclusive and binding except in the case of manifest error.

SECTION 2.          FEES, SUBSTITUTION OF BANKS AND ADDITIONAL BANKS.

        Section 2.1. Fees. (a) Revolving Credit Commitment Fee. The Borrower shall pay to the Agent for the ratable account of the Banks in accordance with their Revolver Percentages a commitment fee at the rate per annum equal to the Applicable Margin (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) on the average daily Unused Revolving Credit Commitments. Such commitment fee shall be payable quarterly in arrears on the last day of each calendar quarter in each year (commencing September 30, 1998) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be paid on the date of such termination.

        (b) Letter of Credit Fees. Quarterly in advance, on the first day of each calendar quarter, the Borrower shall pay to the Issuing Bank for its own account a facing fee equal to .25% per annum (computed on the basis of a year of 360 days and the actual number of days elapsed) applied to the daily average face amount of standby Letters of Credit which are scheduled to be outstanding during the calendar quarter commencing on such date. Quarterly in arrears, on the last day of each calendar quarter in each year (commencing September 30, 1998) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the fee for the period to the date of such termination in whole shall be paid on the date of such termination, the Borrower shall pay to the Agent, for the ratable benefit of the Banks in accordance with their Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Letters of Credit which are outstanding during such quarter. In addition, the Borrower shall pay to the Issuing Bank for its own account the Issuing Bank's standard drawing, negotiation, amendment, and other administrative fees for each Letter of Credit (whether a commercial Letter of Credit or a standby Letter of Credit). Such standard fees referred to in the preceding sentence may be established by the Agent from time to time.

        (c) Agent Fees. The Borrower shall pay to the Agent, for its own use and benefit, the fees set forth in that certain fee letter dated April 30, 1998, by and among the Borrower and Harris Trust and Savings Bank, or as otherwise agreed to by the Agent and the Borrower.

        Section 2.2.  Substitution of Banks. Upon the receipt by the Borrower of
(a) a claim from any Bank for compensation  under Section 10.3 or 12.1 hereof or
(b) notice by any Bank to the  Borrower  of any  illegality  pursuant to Section
10.1 hereof, or in the event any Bank is a Defaulting Bank (any such Bank referred to in clause (a) or (b) above, or any such Defaulting Bank, being hereinafter referred to as an "Affected Bank"), the Borrower may, in addition to any other rights the Borrower may have hereunder or under applicable law, require, at the Affected Bank's expense, any such Affected Bank to assign, at par plus accrued interest and fees, without recourse, all of its interest, rights and obligations hereunder (including all of its Commitments and the Revolving Loans and participation interests in Letters of Credit and other amounts at any time owing to it hereunder and the other Loan Documents) to a bank or other institutional lender specified by the Borrower, provided that (i) such assignment shall not conflict with or violate any law, rule, or regulation or order of any court or other governmental authority, (ii) the Borrower shall have received the written consent of the Agent, which consent shall not be unreasonably withheld, to such assignment, (iii) the Borrower shall have paid to the Affected Bank all monies (together with amounts due such Affected Bank under Section 1.13 hereof as if the Revolving Loans owing to it were prepaid rather than assigned) other than such principal and accrued interest and fees, and (iv) the assignment is entered into in accordance with the other requirements of
Section 12.12 hereof.

        Section 2.3. Defaulting Bank. (a) Commitment. Notwithstanding anything herein to the contrary, any commitment fee accrued with respect to the Revolving Credit Commitment of a Defaulting Bank during the period prior to the time such Bank became a Defaulting Bank and unpaid at such time shall not be payable by the Borrower so long as such Bank shall be a Defaulting Bank except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; provided, however, that no commitment fee shall accrue on the Revolving Credit Commitment of a Defaulting Bank so long as such Bank shall be a Defaulting Bank.

        (b) Borrower's Remedies. The rights and remedies against a Defaulting Bank under this Agreement, including without limitation this Section 2.3 and
Section 2.2 hereof, are in addition to other rights and remedies that the Borrower may have against such Defaulting Bank with respect to any Loan or unpaid Reimbursement Obligation which such Defaulting Bank has not funded, and that the Agent or any Bank may have against such Defaulting Bank with respect to any such Loan or Reimbursement Obligation.

        Section 2.4. Additional Banks. Subject to the consent of the Required Banks, the Borrower may request that the aggregate Revolving Credit Commitments be increased by up to $25,000,000 by offering such increase to one or more Banks already party hereto or other commercial banks not already party hereto (each such Bank or bank being hereinafter referred to as an "Additional Bank") reasonably acceptable to the Agent. Each such increase in the Revolving Credit Commitments shall be subject to satisfaction of the following conditions in each case as of the date such increase is to be effective: (i) no Default or Event of Default shall occur or be continuing, (ii) such increase shall be at least $5,000,000, (iii) the Borrower shall have paid to each Bank any amount that will be due such Bank under Section 1.13 hereof as a result of any prepayment
(pursuant to the last sentence of this Section) of any Fixed Rate Loans outstanding under this Agreement at the time of the effectiveness of such increase, (iv) the Agent shall have received an acknowledgment agreement providing for such increase in form and substance satisfactory to it executed by the Borrower, the Agent and each Additional Bank, (v) the Agent shall have received Revolving Notes executed by the Borrower in favor of each such Additional Bank in the amount of its Revolving Credit Commitment after giving effect to such increase (such Additional Bank to promptly return to the Borrower any Revolving Note previously issued to it hereunder), (vi) EBITDA for the then four most recently completed fiscal quarters of the Borrower are greater than $100,000,000, and (vii) after giving effect to such increase, the aggregate cumulative amount of increases in the Revolving Credit Commitments by virtue of this Section shall not exceed $25,000,000. Upon the satisfaction of such conditions, effective as of the date set forth in such acknowledgment agreement,
(i) each such Additional Bank shall thereafter be a "Bank" party to this Agreement and shall be entitled to all rights, benefits and privileges afforded a Bank hereunder and subject to the obligations of a Bank hereunder to the extent of its Revolving Credit Commitment and (ii) the aggregate Revolving Credit Commitments of all the Banks (including the Additional Banks) shall be increased by the amount of the Revolving Credit Commitments of the Additional Banks (without any increase in the Revolving Credit Commitment of any Bank other than an Additional Bank). Concurrently with the effectiveness of such increase, each Additional Bank shall fund its pro rata share of outstanding Revolving Loans and overdue Reimbursement Obligations to the Agent in accordance with
Section 1.6 hereof (which amount shall thereafter be distributed to the other Banks which originally made such Revolving Loans or funded such Reimbursement Obligations) so that after giving effect thereto each Bank, including each Additional Bank, holds a pro rata share (in accordance with its Percentage) of the outstanding Revolving Loans and L/C Obligations based on the amount of its respective Percentage.

SECTION 3.          PLACE AND APPLICATION OF PAYMENTS.

        All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other Obligations payable by the Borrower under this Agreement and the other Loan Documents, shall be made by the Borrower to the Agent by no later than 12:00 Noon (Chicago time) on the due date thereof at the office of the Agent in Chicago, Illinois (or such other location in the State of Illinois as the Agent may designate to the Borrower) for the benefit of the Bank or Banks entitled thereto. Any payments received after such time shall be deemed to have been received by the Agent on the next Business Day. All such payments shall be made in U.S. Dollars, in immediately available funds at the place of payment, in each case without set-off or counterclaim. The Agent will promptly (but not later than 3 days after receipt of said payments by the Agent) thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the Banks have purchased Participating Interests ratably to the Banks and like funds relating to the payment of any other amount payable to any Bank to such Bank, in each case to be applied in accordance with the terms of this Agreement.

        Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Obligations or Hedging Liability and all proceeds of the Collateral received, in each instance, by the Agent or any of the Banks after the occurrence and during the continuation of an Event of Default shall be remitted to the Agent and distributed as follows:

               (a) first, to the payment of any outstanding costs and expenses reasonably incurred by the Agent, and any security trustee therefor, in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral by the Agent, and any security trustee therefor, in protecting, preserving or enforcing rights under the Loan Documents, and in any event all costs and expenses of a character which the Borrower has agreed to pay the Agent under Section 12.15 hereof (such funds to be retained by the Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Banks, in which event such amounts shall be remitted to the Banks to reimburse them for payments theretofore made to the Agent);

               (b) second, to the payment of any outstanding interest or other fees or amounts due under the Notes and the other Loan Documents, in each case other than for principal on the Loans or in reimbursement or collateralization of L/C Obligations, pro rata as among the Agent and the Banks in accord with the amount of such interest and other fees or amounts owing each;

               (c)  third,  to the  payment of the  principal  of the Swing Line
Note;

               (d) fourth, to the payment of the principal of the Notes and any unpaid Reimbursement Obligations and to the Agent to be held as collateral security for any other L/C Obligations (until the Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), the aggregate amount paid to or held as collateral security for the Banks to be allocated pro rata as among the Banks in accord with the aggregate unpaid principal balances of their Loans and interests in the Letters of Credit;

               (e) fifth, to the Agent, the Banks and their Affiliates ratably in accordance with the Hedging Liability and any other amounts of any other indebtedness, obligations or liabilities of the Borrower and its Subsidiaries owing to each of them and secured by the Collateral Documents, unless and until all such indebtedness, obligations and liabilities have been fully paid and satisfied;

               (f) sixth, to the Borrower or whoever else applicable law shall require.

SECTION 4.          GUARANTIES.

        Section 4.1. Collateral. The Obligations and Hedging Liability shall be secured by (a) valid, perfected, and enforceable Liens on all right, title, and interest of the Borrower and each Subsidiary in all capital stock or other equity interests held by such Person in each of its Subsidiaries, whether now owned or hereafter formed or acquired, and all proceeds thereof. The Borrower acknowledges and agrees that the Liens on the Collateral shall be granted to the Agent for the benefit of itself and the Banks and the Issuing Bank and shall be valid and perfected first priority Liens.

        Section 4.2. Guaranties. The payment and performance of the Obligations and Hedging Liability shall at all times be guaranteed by each existing or hereafter acquired Material Subsidiary of the Borrower pursuant to one or more guaranty agreements in form and substance acceptable to the Agent, as the same may be amended, modified or supplemented from time to time (individually a "Guaranty" and collectively the "Guaranties") (each Subsidiary delivering a Guaranty being hereinafter referred to as a "Guarantor" and collectively the "Guarantors").

        Section 4.3. Further Assurances. The Borrower agrees that it shall, and shall cause each Material Subsidiary to, from time to time at the request of the Agent or the Required Banks, execute and deliver such documents and do such acts and things as the Agent or the Required Banks may reasonably request in order to provide for or perfect or protect such Liens on the Collateral. In the event the Borrower or any Subsidiary (a "Parent Subsidiary") forms or acquires any other Subsidiary (a "New Subsidiary") after the date hereof, the Borrower shall within 10 Business Days of such formation or acquisition cause such New Subsidiary to execute a Guaranty if such New Subsidiary is a Material Subsidiary, and cause such Parent Subsidiary to execute such Collateral Documents, in each case as the Agent may then require to obtain the Guaranties and Collateral required by this Agreement, and the Borrower shall also deliver to the Agent, or cause such Guarantor and Parent Subsidiary to deliver to the Agent, at the Borrower's cost and expense, such other instruments, documents, certificates and opinions reasonably required by the Agent in connection therewith.

SECTION 5.          DEFINITIONS; INTERPRETATION.

     Section 5.1. Definitions. The following terms when used herein shall have the following meanings:

        "Account" is defined in Section 9.4 hereof.

        "Acquired Business" means the entity or assets acquired by the Borrower or a Subsidiary in an Acquisition, whether before or after the date hereof.

        "Acquisition " means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Borrower or the Subsidiary is the surviving entity.

        "Adjusted EBITDA" means, (a) with reference to any period during which the ITI Marketing Acquisition occurred, EBITDA for such period calculated on a pro forma basis, in accordance with the balance sheets, income statements and other related financial statements furnished to the Agent and the Banks pursuant to Section 8.9(j) hereof, as if the ITI Marketing Acquisition had taken place on the first day of such period, and (b) with reference to any other period, EBITDA for such period.

        "Adjusted LIBOR" is defined in Section 1.4(b) hereof.

        "Affiliate" means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 5% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 5% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

        "Agent" means Harris Trust and Savings Bank, and any successor pursuant to Section 11.7 hereof.

        "Agent's Quoted Rate" is defined in Section 1.8(c) hereof.

        "Annualized Interest Expense" means, with reference to any period, Interest Expense for such period; provided, however, that:

               (a) Annualized Interest Expense for any period ending concurrent with the close of the Borrower's fiscal quarter ended on or about June 30, 1998, shall mean the product of (i) Interest Expense for the monthly accounting period of the Borrower then ended and (ii) twelve;

               (b) Annualized Interest Expense for any period ending concurrent with the close of the Borrower's fiscal quarter ended on or about September 30, 1998, shall mean the product of (i) Interest Expense for the four consecutive monthly accounting periods of the Borrower then ended, and (ii) three;

               (c) Annualized Interest Expense for any period ending concurrent with the close of the Borrower's fiscal quarter ended on or about December 31, 1998, shall mean the product of (i) Interest Expense for the seven consecutive monthly accounting periods of the Borrower then ended and (ii) a fraction, the numerator of which is twelve and the denominator of which is seven; and

               (d) Annualized Interest Expense for any period ending concurrent with the close of the Borrower's fiscal quarter ended on or about March 31, 1999, shall mean the product of (i) Interest Expense for the ten consecutive monthly accounting periods of the Borrower then ended and
        (ii) a fraction, the numerator of which is six and the denominator of which is five.

        "Applicable Margin" means, with respect to Loans, Reimbursement Obligations, and the Revolving Credit Commitment fees and letter of credit fees payable under Section 2.1 hereof, from the date of this Agreement through the first Pricing Date the rate per annum specified below:

        Applicable Margin for Base Rate Loans and Reimbursement Obligations:
                                                                          0.000%

        Applicable Margin for Eurodollar Loans and letter of credit fee:
                                                                          1.375%

        Applicable Margin for Revolving Credit Commitment fee:            0.300%

; provided that the Applicable Margin shall be subject to quarterly adjustments on the first Pricing Date, and thereafter from one Pricing Date to the next, so that the Applicable Margin means a rate per annum determined in accordance with the following schedule:

                             APPLICABLE MARGIN FOR    APPLICABLE MARGIN FOR     APPLICABLE MARGIN FOR
TOTAL DEBT RATIO FOR SUCH     BASE RATE LOANS AND     EURODOLLAR LOANS AND,       REVOLVING CREDIT
       PRICING DATE              REIMBURSEMENT         LETTER OF CREDIT FEE   COMMITMENT FEE SHALL BE:
                             OBLIGATIONS SHALL BE:          SHALL BE:

Greater  than or  equal to           0.00%                    1.625%                    0.30%
2.5 to 1.0

Less than 2.5 to 1.0,  but           0.00%                    1.375%                    0.30%
greater  than or  equal to
2.0 to 1.0

Less than 2.0 to 1.0,  but           0.00%                    1.125%                    0.25%
greater  than or  equal to
1.75 to 1.0

Less than 1.75 to 1.0                0.00%                    0.875%                    0.25%


For purposes hereof, the term "Pricing Date" means, for any fiscal quarter of the Borrower ending on or after June 30, 1998, the date on which the Agent is in receipt of the Borrower's most recent financial statements for the fiscal quarter then ended, pursuant to Section 8.5(a) or (b) hereof. The Applicable Margin shall be established based on the Total Debt Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5(a) or (b) hereof, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., the Total Debt Ratio shall be deemed to be greater than 2.5 to 1.0). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the Borrower's fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Banks if reasonably determined.

        "Application" is defined in Section 1.2(b) hereof.

        "Authorized Representative" means the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Senior Vice President-Finance and Vice President & Controller of the Borrower and those other persons (if any) shown on the list of officers provided by the Borrower pursuant to Section 7.1(h) hereof or on any update of any such list provided by the Borrower to the Agent, or any further or different officer of the Borrower so named by the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Senior Vice President-Finance and Vice President & Controller of the Borrower in a written notice to the Agent.

        "Bank" is defined in the introductory paragraph of this Agreement and includes each assignee bank pursuant to Section 12.12 hereof.

        "Base Rate" is defined in Section 1.4(a) hereof.

        "Base Rate Loan" means a Loan  bearing  interest at a rate  specified in
Section 1.4(a) hereof.

        "Borrower" is defined in the introductory paragraph of this Agreement.

        "Borrowing" means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Banks under a Credit on a single date and, in the case of Eurodollar Loans, for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Banks under a Credit according to their Percentages of such Credit. A Borrowing is "advanced" on the day Banks advance funds comprising such Borrowing to the Borrower, is "continued" on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is "converted" when such Borrowing is changed from one type of Loans to the other, all as requested by the Borrower pursuant to Section 1.6(a). Borrowings of Swing Loans are made from the Agent in accordance with the procedures of
Section 1.8 hereof.

        "Business Day" means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois and, if the applicable Business Day relates to the advance or continuation of, or conversion into, or payment of a Eurodollar Loan, on which banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in London, England.

        "Capital Expenditures" means, with respect to any Person (a) for any period during which the ITI Marketing Acquisition occurred, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period which, in accordance with GAAP, are or should be included as "additions to property, plant or equipment" or similar items reflected in the statement of cash flows of such Person, as if the ITI Marketing Acquisition had occurred on the first day of such period and (b) for any other period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period which, in accordance with GAAP, are or should be included as "additions to property, plant or equipment" or similar items reflected in the statement of cash flows of such Person.

        "Capital Lease" means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

        "Capitalized Lease Obligation" means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP.

        "Change of Control" means the occurrence of any one or more of the following: (a) the acquisition by any "person" or "group" (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Schwartz Group, at any time of beneficial ownership of 15% or more of the Voting Stock of the Borrower on a fully-diluted basis, (b) the failure of the Schwartz Group at any time and for any reason to own both legally and beneficially at least 30% or more of the Voting Stock of the Borrower on a fully-diluted basis, or (c) the failure of individuals who are members of the board of directors of the Borrower on the date of this Agreement (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the date of this Agreement or previously so approved) to constitute a majority of the board of directors of the Borrower

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

        "Collateral" means all properties, rights, interests and privileges from time to time subject to the Liens granted to the Agent, or any security trustee therefor, by the Collateral Documents.

        "Collateral Documents" means the Pledge Agreement, and all other security agreements, pledge agreements, assignments, financing statements and other documents as shall from time to time secure or relate to the Obligations or any part thereof.

        "Commitments" means the Revolving Credit Commitments, the L/C Commitment, the Swing Line Commitment, and the Term Loan Commitments.

        "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Code.

        "Credit" means any of the Revolving Credit or the Term Credit.

        "Credit Event" means the advancing of any Loan, the continuation of or conversion into a Eurodollar Loan, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit.

        "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

        "Defaulting Bank" means a Bank which has failed to fund as and when required by the terms and conditions of this Agreement such Bank's ratable share of any Loan or unpaid Reimbursement Obligation hereunder, if and so long as such failure continues unremedied.

        "Disposition" means the sale, lease, conveyance, or other disposition of Property, other than sales or other dispositions expressly permitted under
Section 8.10(a) or 8.10(b) hereof.

        "Domestic Subsidiary" means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

        "EBITDA" means, with reference to any period, Net Income for such period plus the sum (without duplication) of all amounts deducted in arriving at such Net Income amount in respect of (v) Interest Expense for such period, (w) federal, state and local income taxes for such period, (x) depreciation of fixed assets and amortization of intangible assets (including, without limitation, goodwill, deferred expenses and organization costs) for such period, (y) the following non-recurring, non-cash charges to the extent incurred in the relevant period during the Borrower's fiscal year ended December 31, 1997: (i) a write-off of in-process research and development at Paragren Technologies, Inc. in an amount (before taxes) of approximately $19,800,000; (ii) a write-off reflecting a revision for software impairment aggregating (before taxes) approximately $3,238,000; (iii) a write-off representing the cumulative effect of an accounting change for unamortized re-engineering costs expensed by the Borrower in such year aggregating (before taxes) approximately $3,550,000, and
(z) a non-recurring restructuring charge associated with the ITI Marketing Acquisition to the extent incurred in the relevant period during the Borrower's fiscal year ended December 31, 1998 and aggregating (before taxes) not more than $9,000,000.

        "Eligible Line of Business" means any one or more of the principal lines of business in which the Borrower is engaged as of the date hereof and each line of business related thereto.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

        "Eurodollar Loan" means a Loan bearing interest at the rate specified in
Section 1.4(b) hereof.

        "Eurodollar Reserve Percentage" is defined in Section 1.4(b) hereof.

        "Event of Default"  means any event or condition  identified  as such in
Section 9.1 hereof.

        "Event of Loss" means, with respect to any Property, any of the follows:
(a) any loss, destruction or damage of such Property or (b) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property.

        "Existing Credit  Agreement" means (i) the Existing Harris Agreement and
(ii) the Existing ITI Credit Agreement.

        "Existing Harris Agreement" means that certain Credit Agreement dated as of June 3, 1997 by and among the Borrower, Harris Trust and Savings Bank, as Agent and the other lenders party thereto.

        "Existing ITI Credit Agreement" means that certain Note and Warrant Purchase Agreement dated as of August 31, 1995 between ITI Holdings, Inc., ITI Marketing, Nomura Holding America, Inc. and the other lenders party thereto.

        "Federal Funds Rate" means the fluctuating interest rate per annum described in part (x) of clause (ii) of the definition of Base Rate appearing in
Section 1.4(a) hereof.

        "Fixed Charges" shall mean, with respect to any period, the sum (without duplication) of (i) all payments of principal due under the terms of any Total Funded Debt within twelve calendar months after the close of such period plus
(ii) Annualized Interest Expense during the same such period, all of the foregoing as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

        "Fixed Rate Loan" means any Eurodollar Loan and (to the extent bearing interest with reference to the Agent's Quoted Rate) any Swing Loan.

        "Foreign Subsidiary" means any and all Subsidiaries organized under the laws of any jurisdiction other than those of the United States of America.

        "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable statute and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

        "Guarantors" is defined in Section 4.2 hereof.

        "Guaranty" is defined in Section 4.2 hereof.

        "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "Hedging Liability" means the liability of the Borrower to any of the Banks or their Affiliates in respect of any interest rate swaps, interest rate caps, interest rate collars, or other interest rate hedging arrangements as the Borrower may from time to time enter into with any one or more of the Banks party to this Agreement or their Affiliates. Unless and until the amount of the Hedging Liability is fixed and determined, the Hedging Liability shall be deemed to be the market value of the notional amount of the hedge from the date of computation to the date the hedge expires.

        "Hostile Acquisition" means (x) the acquisition of the capital stock or other equity interests of a Person through a tender offer or similar solicitation of the owners of such capital stock or other equity interests which has not been approved (prior to such acquisition) by resolutions of the Board of Directors of such Person or by similar action if such Person is not a corporation, and (y) any such acquisition as to which such approval has been withdrawn.

        "ITI Marketing" means ITI Marketing Services, Inc., a Delaware corporation.

        "ITI Marketing Acquisition" means the acquisition of ITI Marketing by Borrower pursuant to the ITI Marketing Purchase Agreement.

        "ITI Marketing Purchase Agreement" means that certain Merger Agreement dated as of April 30, 1998, by and among the Borrower, ITI Holdings, Inc., a Delaware corporation, ITI Marketing Acquisition Corp., a Delaware corporation and the "Principal Stockholders" defined therein, all exhibits, schedules, and attachments thereto, and all instruments and documents to be executed and delivered in connection therewith.

        "Indebtedness for Borrowed Money" means for any Person (without duplication) (i) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (ii) all indebtedness for the deferred purchase price of property or services (other than trade accounts payable and deferred compensation arrangements with officers and employees, in each case arising in the ordinary course of business), (iii) all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, (iv) all Capitalized Lease Obligations of such Person and (v) all obligations of such Person on or with respect to letters of credit, bankers' acceptances and other extensions of credit whether or not representing obligations for borrowed money.

        "Interest Expense" means, with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

        "Interest Period" is defined in Section 1.9 hereof.

        "Issuing Bank" means Harris Trust and Savings Bank.

        "L/C Commitment" means $10,000,000, as reduced pursuant to the terms hereof.

        "L/C Obligations" means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations.

        "Lending Office" is defined in Section 10.4 hereof.

        "Letter of Credit" is defined in Section 1.2(a) hereof.

        "LIBOR" is defined in Section 1.4(b) hereof.

        "Lien" means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

        "Loan" means and includes Revolving Loans, Term Loans, and Swing Loans, and each of them singly, and the term "type" of Loan refers to its status as a Revolving Loan, Term Loan or Swing Loan, or, if a Revolving Loan or Term Loan, to its status as a Base Rate Loan or Eurocurrency Loan.

        "Loan Documents" means this Agreement, the Notes, the Applications, the Collateral Documents, the Guaranties, and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.

        "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower, or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Borrower or any Subsidiary to perform its monetary obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or any Subsidiary of any Loan Document.

        "Material Subsidiary" shall mean each Subsidiary other than a Non-Material Subsidiary

        "Moody's" means Moody's Investors Service, Inc.

        "Net Cash Proceeds" means, as applicable, (a) with respect to any Disposition by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of (i) reasonable direct costs relating to such Disposition, (ii) sale, use, or other transactional taxes paid or payable by such Person as a direct result of such Disposition, and (iii) amounts required to be applied to repay principal of, premium, if any, and interest on any Indebtedness for Borrowed Money secured by a Lien on the Property (or portion thereof) sold or otherwise disposed of (other than the Obligations hereunder) which is required to be and is repaid in connection with such Disposition; (b) with respect to any Event of Loss of a Person, cash and cash equivalent proceeds received by or for such Person's account (whether as a result of payments made under any applicable insurance policy therefor or in connection with condemnation proceedings or otherwise), net of (i) reasonable direct costs incurred in connection with the collection of such proceeds, awards or other payments and (ii) amounts required to be applied to repay principal of, premium, if any, and interest on any Indebtedness for Borrowed Money secured by a Lien on the Property (or portion thereof) so damaged or taken (other than the Obligations hereunder) which is required to be and is repaid in connection with such Event of Loss; and (c) with respect to any offering of equity securities of a Person or the issuance of any Indebtedness for Borrowed Money by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of reasonable legal, underwriting, and other fees and expenses incurred as a direct result thereof.

        "Net Income" means, with reference to any period, the net income (or net loss) of the Borrower and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP.

        "Net Worth" means, as of any time the same is to be determined, the total shareholders' equity (including capital stock, additional paid-in-capital and retained earnings after deducting treasury stock, but excluding minority interests in Subsidiaries) which would appear on the balance sheet of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less the sum of (i) all notes receivable from officers and employees of the Borrower and its Subsidiaries and (ii) the write-up of assets above cost.

        "Non-Material Subsidiary" shall mean any Subsidiary (i) the revenues of which (directly and together with its subsidiaries) for the most recently completed fiscal year of the Borrower were less than 2% of the Borrower's consolidated revenues for such fiscal year and (ii) the consolidated total assets of which (directly and together with its subsidiaries) as of the date of such financial statements were less than 2% of the Borrower's consolidated total assets as of such date; provided, however, that each Subsidiary which would (but for this proviso) constitute a Non-Material Subsidiary with the greatest revenues shall constitute a Material Subsidiary if (i) the revenues of such Subsidiary (directly and together with its subsidiaries), when together with the revenues of Non-Material Subsidiaries (directly and together with their respective subsidiaries), in each case for the most recently completed fiscal year of the Borrower equal or exceed 5% of the Borrower's consolidated revenues for such fiscal year or (ii) the consolidated total assets of such Subsidiary (directly and together with its subsidiaries), when taken together with the consolidated total assets of the Non-Material Subsidiaries (directly and together with their respective subsidiaries), in each case as the date of such financial statements equal or exceed 5% of the Borrower's consolidated total assets as of such date.

        "Notes" means and includes the Revolving Notes, Term Notes and Swing Line Note.

        "Obligations" means all fees payable hereunder, all obligations of the Borrower to pay principal and interest on Loans and Reimbursement Obligations, and all other payment obligations of the Borrower or any Subsidiary arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising.

        "Participating Bank" is defined in Section 1.2(d) hereof.

        "Participating Interest" is defined in Section 1.2(d) hereof.

        "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

        "Percentage" means for any Bank its Revolver Percentage or Term Loan Percentage, as applicable.

        "Permitted Shareholder Redemptions" means redemptions by the Borrower of its common capital stock during the period from the date hereof through June 1, 2003 for an aggregate consideration not to exceed $10,000,000.

        "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

        "Plan" means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (i) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (ii) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

        "Pledge Agreement" means that certain Pledge Agreement dated as of May 20, 1998 among the Borrower, certain of its Subsidiaries, and the Agent, as the same may be amended, modified or restated from time to time.

        "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

        "Reimbursement Obligation" is defined in Section 1.2(c) hereof.

        "Required Banks" means, at any time, Banks whose outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute more than 51% of the sum of the total outstanding Loans, interests in Letters of Credit and Unused Revolving Credit Commitments of the Banks; provided, however, if at such time (i) any Bank shall be a Defaulting Bank and
(ii) no Event of Default shall have occurred and be continuing, there shall be excluded from the determination of Required Banks the outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments of such Bank at such time.

        "Revolving Credit" means the credit facility for making Revolving Loans and issuing Letters of Credit described in Sections 1.1 and 1.2 hereof.

        "Revolver Percentage" means, for each Bank, the percentage of the Revolving Credit Commitments represented by such Bank's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Bank (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans and L/C Obligations then outstanding.

        "Revolving Credit Commitment" is defined in Section 1.1 hereof.

        "Revolving Credit Termination Date" means June 1, 2003, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.14, 9.2 or 9.3 hereof.

        "Revolving Loan" is defined in Section 1.1 hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which is a "type" of Revolving Loan hereunder.

        "Revolving Note" is defined in Section 1.12(a) hereof.

        "S&P" means Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc.

        "Schwartz Group" means Theodore G. Schwartz, members of his immediately family and trust for the benefit of any one or more of the foregoing.

        "Subordinated Debt" means Indebtedness for Borrowed Money of the Borrower or any Subsidiary owing to any Person on terms and conditions, and in such amounts, acceptable to the Agent and the Required Banks in their sole discretion and which is subordinated in right of payment to the prior payment in full of the Obligations pursuant to written subordination provisions approved in writing by the Agent and the Required Banks.

        "Subsidiary" means, as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization. The term "Subsidiary" means a subsidiary of the Borrower or of any of its direct or indirect Subsidiaries.

        "Swing Line" means the credit facility for making a Swing Line Loan described in Section 1.8 hereof.

        "Swing Line Loans" is defined in Section 1.8 hereof.

        "Swing Line Note" is defined in Section 1.8 hereof.

        "Swing Line Commitment" means $10,000,000, as reduced pursuant to the terms hereof.

        "Term  Credit" means  the credit facility  for Term Loans  described  in
  Section 1.3
hereof.

        "Term Loan Commitment" is defined in Section 1.3 hereof.

        "Term Loan" is defined in Section 1.3 hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which is a "type" of Term Loan hereunder.

        "Term Note" is defined in Section 1.12(b) hereof.

        "Term Loan Percentage" means, for each Bank, the percentage of the Term Loan Commitments represented by such Bank's Term Loan Commitment or, if the Term Loan Commitments have been terminated or have expired, the percentage held by such Bank of the aggregate principal amount of all Term Loans then outstanding.

        "Total Assets" means, at any time the same is to be determined, total assets computed in accordance with GAAP for the Borrower and its Subsidiaries.

        "Total Consideration" means the total amount (but without duplication) of (a) cash paid in connection with any Acquisition, plus (b) indebtedness payable to the seller in connection with such Acquisition, plus (c) the fair market value of any equity securities, including any warrants or options therefor, delivered in connection with any Acquisition (other than new equity securities issued by the Borrower), plus (d) the present value of covenants not to compete entered into in connection with such Acquisition or other future payments which are required to be made over a period of time and are not contingent upon the Borrower or its Subsidiary meeting financial performance objectives (discounted at the Base Rate), but only to the extent not included in clause (a), (b), or (c) above, plus (e) the amount of indebtedness assumed in connection with such Acquisition.

        "Total Debt Ratio" means, as of the last day of any fiscal quarter of the Borrower, the ratio of (a) Total Funded Debt as of the last day of such fiscal quarter, to (b) Adjusted EBITDA for the four fiscal quarters then ended.

        "Total Funded Debt" means, at any time the same is to be determined, the aggregate of all Indebtedness for Borrowed Money of the Borrower and its Subsidiaries at such time, including all Indebtedness for Borrowed Money of any other Person which is directly or indirectly guaranteed by the Borrower or any of its Subsidiaries or which the Borrower or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Borrower or any of its Subsidiaries has otherwise assured a creditor against loss.

        "Unfunded Vested Liabilities" means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

        "U.S. Dollars" and "$" each means the lawful currency of the United States of America.

        "Unused Revolving Credit Commitments" means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations.

        "Voting Stock" of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency.

        "Welfare Plan" means a "welfare plan" as defined in Section 3(1) of ERISA.

        "Wholly-owned Subsidiary" means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors' qualifying shares as required by law) or other equity interests are owned by the Borrower and/or one or more Wholly-owned Subsidiaries within the meaning of this definition.

        Section 5.2. Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Chicago, Illinois time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.

        Section 5.3. Change in Accounting Principles. If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 6.5 hereof and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, either the Borrower or the Required Banks may by notice to the Banks and the Borrower, respectively, require that the Banks and the Borrower negotiate in good faith to amend such covenants, standards, and term so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Borrower and its Subsidiaries shall be the same as if such change had not been made. No delay by the Borrower or the Required Banks in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 5.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles. Without limiting the generality of the foregoing, the Borrower shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.

SECTION 6.          REPRESENTATIONS AND WARRANTIES.

        The Borrower represents and warrants to the Agent and the Banks as follows:

        Section 6.1. Organization and Qualification. The Borrower is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation, has full and adequate corporate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect.

        Section 6.2. Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect. Each Wholly-Owned Subsidiary that is a Material Subsidiary is also a Guarantor. Schedule 6.2 hereto (as the same may be deemed amended pursuant to Section 8.10(c) or 8.17 hereof) identifies each Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Borrower and the other Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding and whether such Subsidiary is a Material or Non-Material Subsidiary. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 6.2 (as the same may be deemed amended pursuant to Section 8.10(c) or 8.17 hereof) as owned by the Borrower or a Subsidiary are owned, beneficially and of record, by the Borrower or such Subsidiary free and clear of all Liens other than the Liens granted in favor of the Agent pursuant to the Collateral Documents. There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary.

        Section 6.3. Authority and Validity of Obligations. The Borrower has full right and authority to enter into this Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for, to issue its Notes in evidence thereof, to grant to the Agent the Liens described in the Collateral Documents executed by the Borrower, and to perform all of its obligations hereunder and under the other Loan Documents executed by it. Each Subsidiary has full right and authority to enter into the Loan Documents executed by it, to guarantee the Obligations, to grant to the Agent the Liens described in the Collateral Documents executed by such Person, and to perform all of its obligations under the Loan Documents executed by it. The Loan Documents delivered by the Borrower and by each Subsidiary have been duly authorized, executed and delivered by such Person and constitute valid and binding obligations of such Person enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by the Borrower or any Subsidiary of any of the matters and things herein or therein provided for, (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any Subsidiary or any provision of the charter, articles of incorporation, by-laws or comparable constituent documents of the Borrower or any Subsidiary, (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any Subsidiary or any of its Property, in each case where such contravention or default is reasonably likely to have a Material Adverse Effect, or (c) result in the creation or imposition of any Lien on any Property of the Borrower or any Subsidiary other than the Liens granted in favor of the Agent pursuant to the Collateral Documents.

        Section 6.4. Use of Proceeds; Margin Stock. The Borrower shall use the proceeds of the Loans for the purpose of financing the ITI Marketing
Acquisition, refinancing existing indebtedness and for its general corporate purposes. Neither the Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Margin stock (as hereinabove defined) constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

        Section 6.5.    Financial Reports.

        (a) APAC. The consolidated balance sheet of the Borrower and its Subsidiaries as at December 28, 1997, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements are accompanied by the audit report of Arthur Andersen LLP, independent public accountants, and the unaudited interim consolidated balance sheet of the Borrower and its Subsidiaries as at June 30, 1998, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the 6 monthly accounting periods then ended, heretofore furnished to the Banks, fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with GAAP applied on a consistent basis. Neither the Borrower nor any Subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 8.5 hereof.

        (b) ITI Marketing. The consolidated balance sheet of ITI Marketing and its subsidiaries as at December 31, 1997, and the related consolidated statements of income, retained earnings and cash flows of ITI Marketing and its subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements are accompanied by the audit report of Arthur Andersen LLP, independent public accountants, and the unaudited interim consolidated balance sheet of ITI Marketing and its subsidiaries as at March 31, 1998, and the related consolidated statements of income and retained earnings of ITI Marketing and its subsidiaries for the three months then ended, heretofore furnished to the Banks, fairly present in all material respects the consolidated financial condition of ITI Marketing and its subsidiaries as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity in all material respects with GAAP applied on a consistent basis. Neither ITI Marketing nor any subsidiary thereof has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 8.5 hereof.

        Section 6.6. No Material Adverse Change. (a) APAC. Since December 29, 1997, except as disclosed in a Form 8-K of the Borrower filed as of May 20, 1998 with the Securities and Exchange Commission, there has been no change in the condition (financial or otherwise) or business prospects of the Borrower or any Subsidiary, none of which individually or in the aggregate have been materially adverse.

        (b) ITI Marketing. The Borrower is not aware of any change, since December 31, 1997, in the condition (financial or otherwise) or business prospects of ITI Marketing and its subsidiaries, none of which individually or in the aggregate have been materially adverse.

        Section 6.7. Full Disclosure. The statements and information furnished by or on behalf of the Borrower to the Banks in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Banks to provide all or part of the financing contemplated hereby do not (x) contain any untrue statements of a fact or (y) omit a fact necessary to make the material statements contained herein or therein, in light of the circumstances under which they were made, not misleading, in either case where the correct or complete facts would, if they constituted a change from the facts as originally disclosed or stated, have been reasonably likely to have a Material Adverse Effect; the Banks acknowledging that, as to any projections and other forward-looking statements regarding future expectations and the beliefs (the "Statements") furnished by the Borrower to the Banks, the Borrower only represents that, at the time the Statements were made by the Borrower to the Banks the Borrower did not know of any material facts that would cause the Statements to be untrue.

        Section 6.8. Trademarks, Franchises, and Licenses. The Borrower and each of the Subsidiaries own, possess or have the right to use all necessary patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how and confidential commercial and proprietary information to conduct their businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person, in each case where the failure to own, possess or have the right to use such Property is reasonably likely to have a Material Adverse Effect.

        Section 6.9. Governmental Authority and Licensing. The Borrower and each of the Subsidiaries have received all licenses, permits, and approvals of all Federal, state, local, and foreign governmental authorities, if any, necessary to conduct their business, in each case where the failure to obtain or maintain the same is reasonably likely to have a Material Adverse Effect. No investigation or proceeding which, if adversely determined, is reasonably likely to result in revocation or denial of any material license, permit, or approval, is pending or, to the knowledge of the Borrower, threatened.

       Section 6.10. Good Title. The Borrower and each of the Subsidiaries have good and defensible title (or valid leasehold interests) to their assets as reflected on the most recent consolidated balance sheet of the Borrower and its Subsidiaries furnished to the Banks (except for sales of assets in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 8.8 hereof.

       Section 6.11. Litigation and Other Controversies. There is no litigation or governmental proceeding or labor controversy pending, nor to the knowledge of the Borrower threatened, against the Borrower or any Subsidiary which is reasonably likely to be adversely determined and if so determined is reasonably likely to have a Material Adverse Effect.

       Section 6.12. Taxes. All tax returns required to be filed by the Borrower or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Borrower or any Subsidiary or upon any of its respective Property, income or franchises, which are shown to be due and payable in such returns, have been paid, except (i) such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP have been provided and (ii) those returns other than United States federal income tax returns, the failure to file of which could not reasonably be expected to have a Material Adverse Effect. The Borrower does not know of any proposed additional tax assessment against the Borrower or any Subsidiary for which adequate provisions in accordance with GAAP have not been made on their accounts. Adequate provisions in accordance with GAAP for taxes on the books of the Borrower and each Subsidiary have been made for all open years, and for its current fiscal period.

       Section 6.13. Approvals. No authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of the stockholders of the Borrower or any Subsidiary, or of any other Person, is or will be necessary to the valid execution, delivery or performance by the Borrower or any Subsidiary of this Agreement or any other Loan Document, except for such approvals which have been obtained prior to the date of this Agreement and remain in full force and effect.

       Section 6.14. Affiliate Transactions. Neither the Borrower nor any Subsidiary is a party to any material contracts or agreements with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

       Section 6.15. Investment Company; Public Utility Holding Company. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       Section 6.16. ERISA. The Borrower and each of its Subsidiaries, and each member of its Controlled Group, have fulfilled their obligations under the minimum funding standards of, and are in compliance in all material respects with, ERISA and the Code to the extent applicable to any Plan maintained by any one or more of them or for the benefit of their employees and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. Neither the Borrower nor any Subsidiary has any material contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA.

       Section  6.17.  Compliance  with  Laws.  To  the  best  knowledge  of the
Borrower, the Borrower and each of its Subsidiaries are in compliance in all material respects with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Properties or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, laws and regulations relating to the providing of health care services and products, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), where any such non-compliance, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state or local environmental, health and safety statutes and regulations or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, where any such non-compliance or remedial action, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

       Section 6.18. Other Agreements. Neither the Borrower nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting such Persons or any of their Properties, which default if uncured is reasonably likely to have a Material Adverse Effect.

       Section 6.19. Solvency. The Borrower and its Subsidiaries are able to pay their debts as they become due and have sufficient capital to carry on their businesses and all businesses in which they are about to engage in; and the amount that will be required to pay the Borrower's and each Subsidiary's probable liabilities as they become absolute and mature is less than the sum of the present fair sale value of its assets as a going concern.

       Section 6.20. ITI Marketing Acquisition. The Borrower has heretofore delivered to the Agent a true and correct copy of the ITI Marketing Purchase Agreement and, except to the extent consented to in writing by the Agent, the ITI Marketing Purchase Agreement has not been amended or modified in any respect and no condition to the effectiveness thereof or the obligations of the Borrower thereunder has been waived. The Borrower and, to the best of the Borrower's knowledge, ITI Marketing has all necessary right, power, and authority to consummate the transactions contemplated by the ITI Marketing Purchase Agreement and to perform all of their obligations thereunder. The ITI Marketing Purchase Agreement has been duly authorized, executed, and delivered by the Borrower and, to the best of the Borrower's knowledge, ITI Marketing and the ITI Marketing Purchase Agreement constitutes the valid and binding obligation of the Borrower and to the best of the Borrower's knowledge, ITI Marketing, enforceable against each of them in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and the ITI Marketing Purchase Agreement does not, nor does the observance or performance by the Borrower or, to the best of the Borrower's knowledge, ITI Marketing of any of the matters and things therein provided for, contravene or constitute a default under any provision of law or any judgment, injunction, order, or decree binding upon such Person or any provision of the charter, articles of incorporation, or by-laws of such Person or any covenant, indenture, or agreement of or affecting such Person or any of its Property, or result in the creation or imposition of any Lien on any such Person's Property. No authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency, or instrumentality, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery, or performance by the Borrower, to the best of the Borrower's knowledge, ITI Marketing of the ITI Marketing Purchase Agreement or of any other instrument or document executed and delivered in connection therewith, except for such thereof that have heretofore been obtained and remain in full force and effect. Neither the Borrower nor, to the best of the Borrower's knowledge, ITI Marketing are in default in any of their respective obligations under the ITI Marketing Purchase Agreement.

       Section 6.21.  Year 2000  Compliance.  The Borrower and its  Subsidiaries
have conducted a comprehensive review and assessment of its computer applications, and have made inquiry of their material suppliers, vendors and customers, with respect to any defect in computer software, data bases, hardware, controls and peripherals related to the occurrence of the year 2000 or the use of any date after December 31, 1999, in connection therewith. Based on the foregoing review, assessment and inquiry, the Borrower believes that no such defect could reasonably be expected to have a Material Adverse Effect.

       Section 6.22. No Default. No Default or Event of Default has occurred and is continuing.

SECTION 7.          CONDITIONS PRECEDENT.

        The obligation of each Bank to advance, continue or convert any Loan (whether a Revolving Loan or Swing Loan, but in any event other than the continuation of, or conversion into, a Base Rate Loan) or of the Issuing Bank to issue, extend the expiration date (including by not giving notice of non-renewal) of or increase the amount of any Letter of Credit under this Agreement, shall be subject to the following conditions precedent:

        Section 7.1. Initial Credit Event. Before or concurrently with the initial Credit Event:

               (a) the Agent shall have received for each Bank this Agreement duly executed by the Borrower and the Banks;

               (b) the Agent shall have received for each Bank such Bank's duly executed Notes of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.12 hereof;

               (c) the Agent shall have received the Pledge Agreement duly executed by the Borrower and each relevant Subsidiary, and the Guaranty duly executed by each Material Subsidiary, together with (i) original stock certificates or other similar instruments or securities representing all of the issued and outstanding shares of capital stock or other equity interest of each Subsidiary as of the date of this Agreement, (ii) stock powers for the Collateral consisting of the stock or other equity interest of each Subsidiary each to be executed in blank and undated, and (iii) UCC financing statements to be filed against the Borrower and each Subsidiary, as debtor, in favor of the Agent, as secured party;

               (d) the Agent shall have received for each Bank copies of the Borrower's and each Subsidiary's articles of incorporation and bylaws (or comparable constituent documents) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary;

               (e) the Agent shall have received for each Bank copies of resolutions of the Borrower's and of each Subsidiary's Board of Directors (or comparable governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on the Borrower's and such Subsidiary's behalf, all certified in each instance by its Secretary or Assistant Secretary;

               (f) the Agent shall have received for each Bank copies of the certificates of good standing for the Borrower and for each Material Subsidiary (dated no earlier than 30 days prior to the date of the Previous Credit Agreement) from the office of the secretary of the state of its incorporation and of each state (other than any state in which it is not in good standing and such failure to be in good standing would not have a Material Adverse Effect) in which it is qualified to do business as a foreign corporation;

               (g) the Agent shall have received for each Bank a list of the Borrower's Authorized Representatives;

               (h) the Agent shall have received for itself and for the Banks the initial fees called for by Section 2.1 hereof;

               (i) the Agent shall have received and approved as satisfactory to it, (i) the audit reports and accompanying financial statements of the Borrower and its Subsidiaries for the Borrower's five most recently completed fiscal years, (ii) the audit reports and accompanying financial statements of ITI Marketing and its subsidiaries for ITI Marketing's three most recently completed fiscal years, (iii) a proforma consolidated balance sheet for the Borrower immediately after giving effect to the ITI Marketing Acquisition and (iv) a pro forma consolidated balance sheet of ITI Marketing immediately after giving effect to the ITI Marketing Acquisition;

               (j) the Agent shall have completed its due diligence review of the (i) environmental liabilities of the Borrower and its Subsidiaries and (ii) material contracts, licenses, permits and agreements to which the Borrower and its Subsidiaries are subject and approved the results of such review as satisfactory to it;

               (k) each Bank shall have received such evaluations and certifications as it may reasonably require (including a compliance certificate in the form attached hereto as Exhibit G containing compliance calculations of the financial covenants as of the date of this Agreement after giving effect to the ITI Marketing Acquisition) in order to satisfy itself as to the value of the Collateral, the financial condition of the Borrower and its Subsidiaries, and the lack of material environmental and other contingent liabilities of the Borrower and its Subsidiaries;

               (l) the Agent shall have received evidence satisfactory to it that (x) the Total Consideration payable by the Borrower with respect to the ITI Marketing Acquisition is not more than $160,000,000 (excluding the Total Consideration payable after closing of the ITI Marketing Acquisition attributable to certain United States Postal Service contracts, such post-closing Total Consideration not to exceed the amounts set forth in the ITI Marketing Purchase Agreement, (y) all conditions precedent to the ITI Marketing Acquisition (except for the Banks' funding of the purchase price therefor) have been satisfied in accordance with the terms of the ITI Marketing Purchase Agreement (without giving effect to any amendment, modification or waiver thereto not consented to in writing by the Agent) and its effectiveness and (z) the ITI Marketing Purchase Agreement is effective;

               (m) all legal, tax and regulatory matters incident to the Credits and the ITI Marketing Acquisition, including without limitation all regulatory approvals of the ITI Marketing Acquisition under the Hart-Scott-Rodino Act, shall be satisfactory to the Agent;

               (n) the Agent shall have received (i) for each Bank the favorable written opinions of counsel to the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Agent and (ii) a fairness opinion on ITI Marketing as prepared by Merrill Lynch, Pierce, Fenner & Smith, Incorporated;

               (o) the Agent shall have received and approved as to form and substance the ITI Marketing Purchase Agreement and all other instruments and documents applicable thereto;

               (p) the Borrower shall have common and preferred stock and paid-in equity capital of at least $125,000,000 immediately after giving effect to the ITI Marketing Acquisition;

               (q) the Agent shall have received satisfactory assurances that the Agent will have received and approved (both as to form and substance) such UCC financing statements and other instruments and documents as it shall deem necessary to perfect the Liens required hereunder and satisfactory lien searches confirming the priority of such Liens;

               (r) the Agent shall have received and approved as to form and substance (i) an Environmental Checklist regarding environmental liabilities and (ii) a Year 2000 Questionnaire regarding matters of the type addressed by Section 6.21 hereof, each to be properly completed and duly executed by the Borrower; and

               (s) each Guarantor shall have executed and delivered to the Banks their consent to this Agreement in the form set forth below.

        References in this Section to Subsidiaries shall be deemed to include ITI Marketing and its subsidiaries prior to, as well as after, consummation of the ITI Marketing Acquisition.

        Section 7.2. All Credit Events. As of the time of each Credit Event hereunder:

               (a) in the case of a Borrowing the Agent shall have received the notice required by Section 1.6 hereof, in the case of a Swing Loan, Agent shall have received the notice required in Section 1.8 hereof, in the case of the issuance of any Letter of Credit the Agent shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.1 hereof and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form acceptable to the Agent together with fees called for by Section 2.1 hereof;

               (b)  each of the  representations  and  warranties  set  forth in
        Section 6 hereof shall be and remain true and correct as of such time, except to the extent that any such representation or warranty relates solely to an earlier time or that any change therein is not reasonably likely to have a Material Adverse Effect;

               (c) the Borrower shall be in compliance with all of the terms and conditions hereof, and no Default or Event of Default shall have occurred and be continuing hereunder or would occur as a result of such Credit Event; and

               (d) such Credit Event shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to any Bank (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System).

        Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date on such Credit Event as to the facts specified in subsections (a) through (c), both inclusive, this Section 7.2.

        Section 7.3. Existing Credit Agreement. (a) Pay-off Letters. The Agent shall have received a pay-off and lien release letter from (i) in the case of the Existing Harris Agreement, the existing creditors of the Borrower and its Subsidiaries under the Existing Harris Agreement and (ii) in the case of the Existing ITI Credit Agreement, the existing creditors of ITI Marketing and its subsidiaries, each such letter setting forth, among other things, the total amount of indebtedness outstanding and owing to them (or outstanding letters of credit issued for the account of (i) in the case of the Existing Harris Agreement, the Borrower or any of its Subsidiaries or (ii) in the case of the Existing ITI Credit Agreement, ITI Marketing or any of its subsidiaries) and containing an undertaking to cause to be delivered to the Agent each UCC termination statement and any other lien release instrument necessary to release their respective Lien on all assets of (i) in the case of the Existing Harris Agreement, the Borrower and its Subsidiaries or (ii) in the case of the Existing ITI Credit Agreement, ITI Marketing or any of its subsidiaries, which pay-off and lien release letters shall be in form and substance acceptable to the Agent.

        (b) Repayments. A portion of the proceeds of the initial Credit Event shall be used to pay in full all outstanding (i) "Obligations" under the Existing Harris Agreement and (ii) all Indebtedness for Borrowed Money under the Existing ITI Credit Agreement. The Banks and the Borrower agree that concurrently with such initial Credit Event, the Existing Harris Agreement shall terminate and all "Obligations" outstanding thereunder shall be due and payable.

SECTION 8.          COVENANTS.

        The Borrower agrees that, so long as any Note or any L/C Obligation is outstanding or any Commitment is available to or in use by the Borrower hereunder, except to the extent compliance in any case or cases is waived in writing by the Required Banks:

        Section 8.1. Maintenance of Business. The Borrower shall, and shall cause each Subsidiary to, preserve and maintain its existence, except as otherwise provided in Section 8.10(c) hereof; provided, however, that nothing in this Section shall prevent the Borrower from discontinuing the corporate existence of any Non-Material Subsidiary if discontinuance of such Non-Material Subsidiary is desirable in the conduct of the Borrower's business or the business of any Subsidiary and such discontinuance is not disadvantageous in any material respect to the Banks. The Borrower shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business where the failure to do so is reasonably likely to have a Material Adverse Effect.

        Section 8.2. Maintenance of Properties. The Borrower shall, and shall cause each Subsidiary to, maintain, preserve and keep its property, plant and equipment in good repair, working order and condition (ordinary wear and tear excepted) and shall from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, except to the extent that, in the reasonable business judgment of such Person, any such Property is no longer necessary for the proper conduct of the business of such Person.

        Section 8.3. Taxes and Assessments. The Borrower shall duly pay and discharge, and shall cause each Subsidiary to duly pay and discharge, all taxes, rates, assessments, fees and governmental charges upon or against it or its Properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.

        Section 8.4. Insurance. The Borrower shall insure and keep insured, and shall cause each Subsidiary to insure and keep insured, with insurance companies with a general policyholder service rating of not less than A as rated in the most current available Best's Insurance Report, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Borrower shall insure, and shall cause each Subsidiary to insure, such other hazards and risks (including professional liability, employers' and public liability risks) with insurance companies with a general policyholder service rating of not less than A as rated in the most current available Best's Insurance Report as and to the extent usually insured by Persons similarly situated and conducting similar businesses. The Borrower shall in any event maintain, and cause each Subsidiary to maintain, insurance on the Collateral to the extent required by the Collateral Documents. The Borrower shall, upon the request of the Agent, furnish to the Agent and each Bank a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section.

        Section 8.5. Financial Reports. The Borrower shall, and shall cause each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and shall furnish to the Agent, each Bank and each of their duly authorized representatives such information respecting the business and financial condition of the Borrower and each Subsidiary as the Agent or such Bank may reasonably request; and without any request, shall furnish to the Agent and the Banks:

               (a) as soon as available, and in any event within 45 days after the close of each fiscal quarter of each fiscal year of the Borrower, a copy of the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the last day of such period and the consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Borrower in accordance with GAAP and certified to by the Borrower's chief financial officer, or another officer of the Borrower reasonably acceptable to the Agent;

               (b) within forty-five (45) days after the end of each of the first three quarterly fiscal periods of the Borrower, a copy of the Borrower's Form 10-Q Report filed with the Securities and Exchange Commission;

               (c) within ninety (90) days after the end of each fiscal year of the Borrower, a copy of the Borrower's Form 10-K Report filed with the Securities and Exchange Commission, including a copy of the audited financial statements of the Borrower and the Subsidiaries for such year with the accompanying report of independent public accountants;

               (d) as soon as available, and in any event within 90 days after the close of each fiscal year of the Borrower, to the extent not contained in the Borrower's Form 10-K Report filed with the Securities and Exchange Commission for such year, a copy of the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the last day of the period then ended and the consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the period then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year, accompanied in the case of the Borrower's consolidated financial statements by an unqualified opinion of Arthur Andersen LLP or another firm of independent public accountants of recognized national standing, selected by the Borrower and reasonably satisfactory to the Required Banks, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, in accordance with GAAP the consolidated financial condition of the Borrower and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such audit provided a reasonable basis for their opinion;

               (e) promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to its stockholders, and copies of each regular, periodic or special report, registration statement or prospectus (including all Form 10-K, Form 10-Q, and Form 8-K reports and proxy statements) filed by the Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;

               (f) promptly after receipt thereof, a copy of each audit made by any regulatory agency of the books and records of the Borrower or any Subsidiary or of any notice of material noncompliance with any applicable law, regulation, or guideline relating to the Borrower or any Subsidiary or any of their respective businesses;

               (g) as soon as available, and in any event within 90 days prior to the end of each fiscal year of the Borrower, a copy of the Borrower's consolidated and consolidating business plan for the following fiscal year, such business plan to show the Borrower's projected consolidated and consolidating revenues, expenses, and balance sheet on month-by-month basis, such business plan to be in reasonable detail prepared by the Borrower and in form reasonably satisfactory to the Agent which shall include a summary of all assumptions made in preparing such business plan;

               (h)    notice of any Change of Control; and

               (i) promptly after knowledge thereof shall have come to the attention of any responsible officer of the Borrower, written notice of any threatened or pending litigation or governmental proceeding or labor controversy against the Borrower or any Subsidiary which, if adversely determined, is reasonably likely to have a Material Adverse Effect or of the occurrence of any Default or Event of Default hereunder.

Each of the financial  statements furnished to the Banks pursuant to subsections
(a) and (d) of this Section 8.5 shall be accompanied by a written certificate in the form attached hereto as Exhibit F signed by the President, Chief Executive Officer, Chief Financial Office or Senior Vice President-Finance of the Borrower, to the effect that to the best of such officer's knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower or any Subsidiary to remedy the same. Such certificate shall also set forth the calculations supporting such statements in respect of Sections 8.22, 8.23, 8.24 and 8.25 of this Agreement.

        Section 8.6. Inspection. The Borrower shall, and shall cause each Subsidiary to, permit the Agent, each Bank and each of their duly authorized representatives and agents to visit and inspect any of its Properties, corporate books and financial records, to examine and make copies of its books of accounts and other financial records, and to discuss its affairs, finances and accounts with, and to be advised as to the same by, its officers, employees and independent public accountants (and by this provision the Borrower hereby authorizes such accountants to discuss with the Agent and such Banks the finances and affairs of the Borrower and each Subsidiary) at such reasonable times and intervals as the Agent or any such Bank may designate.

        Section 8.7. Indebtedness for Borrowed Money. The Borrower shall not, nor shall it permit any Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness for Borrowed Money; provided, however, that the foregoing shall not restrict nor operate to prevent:

               (a) the Obligations of the Borrower owing to the Agent and the Banks hereunder;

               (b) purchase money indebtedness and Capitalized Lease Obligations of the Borrower and of its Subsidiaries in an aggregate amount not to exceed $10,000,000 at any one time outstanding;

               (c) obligations of the Borrower arising out of interest rate hedging agreements entered into with financial institutions in the ordinary course of business;

               (d)    guaranties expressly permitted by Section 8.9 hereof;

               (e) indebtedness from time to time owing by the Borrower to any Subsidiary or by any Subsidiary to the Borrower or any other Subsidiary, in each case arising as a result of intercompany loans and advances permitted by Section 8.9 hereof.

               (f) indebtedness outstanding under the Existing Credit Agreement which is paid and satisfied in full out of proceeds of the initial Credit Event hereunder;

               (g) other indebtedness existing on the date of this Agreement and described on Schedule 8.7 attached hereto and made a part hereof, as reduced from time to time by repayments thereof; and

               (h) other indebtedness of the Borrower and its Subsidiaries not otherwise permitted by this Section in an aggregate amount not to exceed $1,000,000 at any one time outstanding.

        Section 8.8. Liens. The Borrower shall not, nor shall it permit any other Subsidiary to, create, incur or permit to exist any Lien of any kind on any Property owned by any such Person; provided, however, that the foregoing shall not apply to nor operate to prevent:

               (a) Liens arising by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith cash deposits in connection with tenders, contracts or leases to which the Borrower or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor;

               (b) mechanics', workmen's, materialmen's, landlords', carriers', or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest;

               (c) the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Borrower and its Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $2,500,000 at any one time outstanding;

               (d) the Liens granted in favor of the Agent for the benefit of the Agent and the Banks pursuant to the Collateral Documents;

               (e) Liens on property of the Borrower or any Subsidiary created solely for the purpose of securing indebtedness permitted by Section 8.7(b) hereof, representing or incurred to finance, refinance or refund the purchase price of Property, provided that no such Lien shall extend to or cover other Property of the Borrower or such Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the original purchase price of such Property;

               (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any Subsidiary;

               (g)    Liens described on Schedule 8.8 hereof; and

               (h) any interest or title of a lessor under any operating lease.

        Section 8.9. Investments, Acquisitions, Loans, Advances and Guaranties. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances (other than for travel advances and other similar cash advances made to employees in the ordinary course of business) to, any other Person, or acquire all or any substantial part of the assets or business of any other Person or division thereof, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any claim or demand it may have to the claim or demand of any other Person; provided, however, that the foregoing shall not apply to nor operate to prevent:

               (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one year of the date of issuance thereof;

               (b) investments in commercial paper rated at least P-1 by Moody's and at least A-1 by S&P maturing within one year of the date of issuance thereof;

               (c) investments in certificates of deposit issued by any Bank or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one year or less;

               (d) endorsement of items for deposit or collection of commercial paper received in the ordinary course of business;

               (e) guaranties issued by the Borrower guaranteeing or otherwise supporting the repayment of indebtedness of a Subsidiary otherwise permitted by Section 8.7 hereof;

               (f) trade receivables from time to time owing to the Borrower or any Subsidiary created or acquired in the ordinary course of its business;

               (g) guaranties by the Borrower or any Subsidiary of the obligations of any other Subsidiary, as lessee, under any real estate leases entered into in the ordinary course of its business;

               (h)  approximate   present  equity  investments  in  Subsidiaries
        described on Schedule 8.9 hereof;

               (i) loans by the Borrower to, or other investments by the Borrower in, any one or more Subsidiaries in the ordinary course of the Borrower's business not otherwise permitted by this Section aggregating not more than $25,000,000 at any one time outstanding;

               (j) loans by any one or more Subsidiaries to the Borrower in the ordinary course of such Subsidiaries' business not otherwise permitted by this Section aggregating not more than $5,000,000 at any one time outstanding;

               (k) loans by any one or more Subsidiaries to, or other investments by any one or more Subsidiaries in, any one or more other Subsidiaries in the ordinary course of such lending or investing
        Subsidiaries' business not otherwise permitted by this Section aggregating not more than $500,000 at any one time outstanding;

               (l)    the ITI Marketing Acquisition;

               (m) Acquisitions, so long as (i) no Default or Event of Default exists or would exist after giving effect to such acquisition, (ii) the Acquisition is not a Hostile Acquisition, (iii) the Acquired Business is in an Eligible Line of Business, (iv) the Borrower shall have delivered to the Banks an updated Schedule 6.2 to reflect any new Subsidiary resulting from such Acquisition, (iv) the Total Consideration expended by the Borrower and its Subsidiaries as consideration for such Acquisition (A) does not aggregate more the $25,000,000 unless consented to in writing by the Required Banks (which consent shall not be unreasonably withheld), and (B) when taken together with the aggregate Total Consideration expended on a cumulative basis after the date hereof for all other Acquisitions permitted under this Section 8.9(m) does not aggregate more than $50,000,000, (v) the Borrower can demonstrate that on a pro forma basis (including financial projections for the twelve months following the subject Acquisition) after giving effect to the subject Acquisition it will continue to comply with all the terms and conditions of the Loan Documents, and (vi) the Borrower has provided to the Banks financial statements of the Person whose assets or Voting Stock is being so acquired, including historical financial statements, and a description of such Person and its business;

               (n)    the Guaranties; and

               (o)  other  investments,   loans,  advances  and  guaranties  not
        otherwise permitted by this Section aggregating not more than $1,000,000 at any one time outstanding.

In determining the amount of investments, acquisitions, loans, advances and guaranties permitted under this Section, investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), loans and advances shall be taken at the principal amount thereof then remaining unpaid, and guaranties shall be taken at the amount of the obligations guaranteed thereby.

       Section 8.10. Mergers, Consolidations and Sales. The Borrower shall not, nor shall it permit any Subsidiary to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of its Property, including any disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable; provided, however, that this Section shall not apply to nor operate to prevent:

               (a) the sale or lease of inventory in the ordinary course of business;

               (b) the sale, transfer, lease, or other disposition of Property of the Borrower or any Subsidiary to one another in the ordinary course of its business;

               (c) any Subsidiary (including any corporation which immediately after giving effect to an Acquisition permitted by Section 8.9(m) hereof becomes a Subsidiary, but in any event excluding any Foreign Subsidiary) may merge or consolidate with or into the Borrower or any Wholly-Owned Subsidiary; provided that in the case of any merger or consolidation involving the Borrower, the Borrower is the corporation surviving the merger and in the case of any other merger involving a Wholly-owned Subsidiary, such Wholly-owned Subsidiary is the corporation surviving such merger;

               (d) the sale of delinquent notes or accounts receivable in the ordinary course of business for purposes of collection only (and not for the purpose of any bulk sale or securitization transaction);

               (e) the sale, transfer, or other disposition of any tangible personal property that, in the reasonable business judgment of the Borrower or its Subsidiary, has become uneconomical, obsolete, or worn out, and which is disposed of in the ordinary course of business; and

               (f) the sale, transfer, lease, or other disposition of Property of the Borrower or any Subsidiary aggregating for the Borrower and its Subsidiaries during any 12-month period not more than 10% of Total Assets as of the close of the then most recent fiscal year-end of the Borrower;

In the event of any merger permitted by Section 8.10(c) above, the Borrower shall give the Agent and the Banks prior written notice of any such event and, immediately after giving effect to any such merger, Schedule 6.2 of this Agreement shall be deemed amended excluding reference to any such Subsidiary merged out of existence. So long as no Default or Event of Default has occurred and is continuing or would arise as a result thereof, upon the written request of the Borrower, the Agent shall release its Lien on any Property sold pursuant to the provisions of subsections (a), (d), (e) or (f) above.

       Section 8.11. Maintenance of Subsidiaries. The Borrower shall not assign, sell or transfer, nor shall it permit any Subsidiary to issue, assign, sell or transfer, any shares of capital stock of a Material Subsidiary; provided, however, that the foregoing shall not operate to prevent (i) the Lien on the capital stock of each Subsidiary granted to the Agent pursuant to the Collateral Documents, (ii) the issuance, sale and transfer to any person of any shares of capital stock of a Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary, and (iii) any transaction permitted by Section 8.10(c) above.

       Section 8.12. Dividends and Certain Other Restricted Payments. The Borrower shall not, nor shall it permit any Subsidiary to, (i) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock (other than dividends payable solely in its capital stock) or (ii) directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock or (iii) prepay any Indebtedness for Borrowed Money (other than the prepayment of the Loans and L/C Obligations in accordance with Section 1.11 hereof and the effecting of any redemption of such Loans) (such non-excepted dividends, distributions, purchases, redemptions, acquisitions, prepayments and retirements being hereinafter collectively called "Restricted Payments"); provided, however, that the foregoing shall not apply to or operate to prevent any Restricted Payments made in any fiscal year of the Borrower if and to the extent that at the time such Restricted Payment is made and after giving effect thereto, (i) no Default or Event of Default shall occur or be continuing, (ii) the aggregate amount of all Restricted Payments (other than the Permitted Shareholder Redemptions) made during such fiscal year does not exceed twenty percent (20%) of the Borrower's Net Income for such fiscal year to date and (iii) the aggregate cumulative amount of all Restricted Payments made on and after the date hereof does not exceed $25,000,000.

       Section 8.13. ERISA. The Borrower shall, and shall cause each Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA pertaining to a Plan of a character which if unpaid or unperformed is reasonably likely to result in the imposition of a Lien against any of its Properties. The Borrower shall, and shall cause each Subsidiary to, promptly notify the Agent of (i) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan, (ii) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor,
(iii) its intention to terminate or withdraw from any Plan, and (iv) the occurrence of any event with respect to any Plan which would result in the incurrence by the Borrower or any Subsidiary of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower or any Subsidiary with respect to any post-retirement Welfare Plan benefit.

       Section 8.14. Compliance with Laws. The Borrower shall, and shall cause each Subsidiary to, comply in all respects with the requirements of all federal, state and local laws, rules, regulations, ordinances and orders applicable to or pertaining to its Properties or business operations, where any such non-compliance, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect or is reasonably likely to result in a Lien upon any of their Property.

       Section 8.15. Burdensome Contracts With Affiliates. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any material contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other.

       Section 8.16. No Changes in Fiscal Year. The Borrower shall not change its fiscal year from its present basis without the prior written consent of the Required Banks.

       Section 8.17. Formation of Subsidiaries. Promptly upon the formation or acquisition of any Subsidiary, the Borrower shall provide the Agent and the Banks written notice thereof and shall do such acts and things as are required of it to comply with Section 4 hereof, and then and thereafter Schedule 6.2 of this Agreement shall be deemed amended from and after such date to include reference to any such Subsidiary.

       Section 8.18. Change in the Nature of Business. The Borrower shall not, nor shall it permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of the Borrower or any Subsidiary would be changed in any material respect from the general nature of the business engaged in by it as of the date of this Agreement or as of the date such Person becomes a Subsidiary hereunder.

       Section 8.19. Use of Loan Proceeds. The Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or  otherwise  permitted  by, Section 6.4 hereof.

       Section 8.20. No Restrictions on Subsidiary Distributions. Except as provided herein, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower or any Subsidiary to: (a) guarantee the Obligations and grant Liens on its assets to the Agent for the benefit of the Banks as required by
Section 4 hereof; (b) in the case of any Subsidiary, pay dividends or make any other distribution on any of such Subsidiary's capital stock or other equity interests owned by the Borrower or any Subsidiary; (c) pay any indebtedness owed to the Borrower or any Subsidiary; (d) make loans or advances to the Borrower or any Subsidiary; or (e) transfer any of its property or assets to the Borrower or any Subsidiary.

       Section 8.21. Subordinated Debt. The Borrower shall not, nor shall it permit any Subsidiary to, amend or modify any of the terms and conditions relating to any Subordinated Debt or make any voluntary prepayment or acquisition thereof or effect any voluntary redemption thereof or make any payment on account of Subordinated Debt which is prohibited under the terms of any instrument or agreement subordinating the same to the Obligations.

       Section 8.22. Total Debt Ratio. As of the last day of each fiscal quarter of the Borrower occurring during one of the periods specified below, the Borrower shall not permit the Total Debt Ratio as of the last day of the relevant fiscal quarter to be greater than or equal to the amount set forth below:


                                                                                  TOTAL DEBT
       FROM AND INCLUDING                 TO AND INCLUDING            RATIO SHALL NOT BE GREATER THAN OR
                                                                                   EQUAL TO
         the date hereof                      6/30/1999                          3.00 to 1.0

            7/1/1999                          6/30/2000                          2.75 to 1.0

            7/1/2000                          6/30/2001                          2.50 to 1.0

            7/1/2001                          6/30/2002                          2.25 to 1.0

            7/1/2002                          6/30/2003                          2.00 to 1.0


       Section 8.23. Net Worth. The Borrower shall, as of the last day of each fiscal quarter at all times, maintain Net Worth of not less than the Minimum Required Amount. For purposes hereof, the term "Minimum Required Amount" shall mean $115,000,000 and shall increase (but never decrease) as of the last day of each fiscal quarter of the Borrower thereafter by an amount (if positive) equal to 80% of Net Income for the fiscal quarter then ended.

       Section 8.24. Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter of the Borrower, the Borrower shall maintain a ratio of (a) Adjusted EBITDA for the four fiscal quarters of the Borrower then ended less Capital Expenditures incurred during such period to (b) Fixed Charges for the same four fiscal quarter period then ended, of not less than 1.50 to 1.0.

       Section 8.25. Minimum Adjusted EBITDA. As of the last day of each fiscal quarter of the Borrower occurring during one of the periods below, the Borrower shall maintain Adjusted EBITDA at not less than the amount set forth below:


                                                                    ADJUSTED EBITDA SHALL NOT BE LESS THAN
       FROM AND INCLUDING                 TO AND INCLUDING

         the date hereof                      6/30/2000                          $65,000,000

            7/1/2000                          6/30/2003                          $70,000,000



       Section 8.26. Operating Leases. The Borrower shall not, nor shall it permit any Subsidiary to, acquire the use or possession of any Property under a lease or similar arrangement, whether or not the Borrower or any Subsidiary has the express or implied right to acquire title to or purchase such Property, at any time if, after giving effect thereto, the aggregate amount of fixed rentals and other consideration payable by the Borrower and its Subsidiaries under all such leases and similar arrangements would exceed $25,000,000 during any fiscal year of the Borrower. Capital Leases shall not be included in computing compliance with this Section to the extent the Borrower's and its Subsidiaries' liability in respect of the same is permitted by this Section.

       Section 8.27. Interest Rate Protection. On or before the date hereof, the Borrower will hedge its interest rate risk on at least $100,000,000 in principal amount of the Term Loans, or if less, the principal amount outstanding on the Term Loans, through the use of one or more interest rate swaps, interest rate caps, interest rate collars or other recognized interest rate hedging arrangements (collectively, "Hedging Arrangements"), with all of the foregoing to effectively limit the amount of interest that the Borrower must pay on notional amounts of not less than such portion of the Term Loans to not more than a rate acceptable to the Agent in its discretion for a period ending no earlier than June 1, 2001 and to be with the Banks, their respective Affiliates or with other parties reasonably acceptable to the Required Banks. If the Borrower enters into any Hedging Arrangements with any Bank, the Borrower's obligations to such Bank in connection with such Hedging Arrangements do not constitute usage of the Commitments of such Bank.

SECTION 9.          EVENTS OF DEFAULT AND REMEDIES.

        Section 9.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

               (a) (i) default in the payment when due of all or any part of the principal of any Note or Reimbursement Obligation (whether at the stated maturity thereof or at any other time provided for in this Agreement), or (ii) default for 3 days in the payment when due of all or any part of the interest on any Note (whether at the stated maturity thereof or at any other time provided for in this Agreement) of any Reimbursement Obligation or of any fee or other Obligation payable hereunder or under any other Loan Document;

               (b) default in the observance or performance of any covenant set forth in Sections 8.5, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 8.19, 8.21,
        8.22, 8.23, 8.24, 8.25 or 8.26 hereof or of any provision in any Loan Document dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon;

               (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within 30 days after the earlier of (i) the date on which such failure shall first become known to any responsible officer of the Borrower or
        (ii) written notice thereof is given to the Borrower by the Agent;

               (d) any representation or warranty made herein or in any other Loan Document or in any certificate furnished to the Agent or the Banks pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making or deemed making thereof;

               (e) any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of the Agent in any Collateral purported to be covered thereby (except as expressly permitted by the terms thereof or an inadvertent failure to maintain such a Lien on Collateral aggregating less than $500,000 in value), or any Subsidiary takes any action for the purpose of terminating, repudiating or rescinding any Loan Document executed by it or any of its obligations thereunder;

               (f) default shall occur under any Indebtedness for Borrowed Money aggregating in excess of $1,000,000 issued, assumed or guaranteed by the Borrower or any Subsidiary, or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);

               (g) any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $2,500,000 in excess of any applicable insurance coverage shall be entered or filed against the Borrower or any Subsidiary, or against any of its Property, and which remains undischarged, unvacated, unbonded or unstayed for a period of 30 days;

               (h) the Borrower or any Subsidiary, or any member of its Controlled Group, shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested
        Liabilities in excess of $1,000,000 (collectively, a "Material Plan") shall be filed under Title IV of ERISA by the Borrower or any Subsidiary, or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Borrower or any Subsidiary, or any member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

               (i) the Borrower or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 9.1(j) hereof; or

               (j) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Subsidiary or any substantial part of any of its Property, or a proceeding described in Section 9.1(i) (v) shall be instituted against the Borrower or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 days.

        Section 9.2. Non-Bankruptcy Defaults. When any Event of Default other than those described in subsection (i) or (j) of Section 9.1 hereof has occurred and is continuing, the Agent shall, by written notice to the Borrower: (a) if so directed by the Required Banks, terminate the remaining Commitments and all other obligations of the Banks hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Banks, declare the principal of and the accrued interest on all outstanding Notes to be forthwith due and payable and thereupon all outstanding Notes, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind; and (c) if so directed by the Required Banks, demand that the Borrower immediately pay to the Agent the full amount then available for drawing under each or any Letter of Credit, and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Banks would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Agent, for the benefit of the Banks, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. The Agent, after giving notice to the Borrower pursuant to Section 9.1(c) or this Section 9.2, shall also promptly send a copy of such notice to the other Banks, but the failure to do so shall not impair or annul the effect of such notice.

        Section 9.3. Bankruptcy Defaults. When any Event of Default described in subsections (i) or (j) of Section 9.1 hereof has occurred and is continuing, then all outstanding Notes shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Banks to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Agent the full amount then available for drawing under all outstanding Letters of Credit, the Borrower acknowledging and agreeing that the Banks would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Banks, and the Agent on their behalf, shall have the right to require the Borrower to specifically perform such undertaking whether or not any draws or other demands for payment have been made under any of the Letters of Credit.

        Section 9.4. Collateral for Undrawn Letters of Credit. (a) If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 1.11(b) or under Section 9.2 or 9.3 above, the Borrower shall forthwith pay the amount required to be so prepaid, to be held by the Agent as provided in subsection (b) below.

        (b) All amounts prepaid pursuant to subsection (a), together with amounts deposited with the Agent pursuant to Section 1.11(b)(iii) hereof, above shall be held by the Agent in a separate collateral account (such account, and the credit balances, properties and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the "Account") as security for, and for application by the Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the Agent, and to the payment of the unpaid balance of any Loans and all other Obligations. The Account shall be held in the name of and subject to the exclusive dominion and control of the Agent for the benefit of the Agent and the Banks. If and when requested by the Borrower, the Agent shall invest funds held in the Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, provided that the Agent is irrevocably authorized to sell investments held in the Account when and as required to make payments out of the Account for application to amounts due and owing from the Borrower to the Agent or Banks; provided, however, that if (i) the Borrower shall have made payment of all such obligations referred to in subsection (a) above, (ii) all relevant preference or other disgorgement periods relating to the receipt of such payments have passed, and (iii) no Letters of Credit, Commitments, Loans or other Obligations remain outstanding hereunder, then the Agent shall release to the Borrower any remaining amounts held in the Account.

        Section 9.5. Notice of Default. The Agent shall give notice to the Borrower under Section 9.1(c) hereof promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

        Section 9.6. Expenses. The Borrower agrees to pay to the Agent and each Bank, and any other holder of any Note outstanding hereunder, all expenses reasonably incurred or paid by the Agent and such Bank or any such holder, including reasonable attorneys' fees and court costs, in connection with any Default or Event of Default by the Borrower hereunder or in connection with the enforcement of any of the Loan Documents.

SECTION 10.         CHANGE IN CIRCUMSTANCES.

       Section 10.1. Change of Law. Notwithstanding any other provisions of this Agreement or any Note, if at any time any change after the date hereof in applicable law or any change after the date hereof in the interpretation or administration thereof of any of the foregoing by any governmental authority, central bank or comparable agency having jurisdiction, over such Bank or its lending branch or the Eurodollar Loans contemplated by this Agreement (whether or not having the force of law) makes it unlawful for any Bank to make or continue to maintain any Eurodollar Loans or to perform its obligations as contemplated hereby, such Bank shall promptly give notice thereof to the Borrower and such Bank's obligations to make or maintain Eurodollar Loans under this Agreement shall be suspended until it is no longer unlawful for such Bank to make or maintain Eurodollar Loans. The Borrower shall, within 5 days (or sooner if applicable law so requires) after written demand from the affected Bank or the Agent, prepay on demand the outstanding principal amount of any such affected Eurodollar Loans, together with all interest accrued thereon and all other amounts then due and payable to such Bank under this Agreement; provided, however, subject to all of the terms and conditions of this Agreement, the Borrower may then elect to borrow the principal amount of the affected Eurodollar Loans from such Bank by means of Base Rate Loans from such Bank, which Base Rate Loans shall not be made ratably by the Banks but only from such affected Bank and provided, further, that the Borrower shall have no obligation under Section 1.13 with respect to any such prepayment.

       Section 10.2. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR. If on or prior to the first day of any Interest Period for any Borrowing of Eurodollar Loans:

               (a) the Agent determines that deposits in U.S. Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR, or

               (b) the Required Banks advise the Agent that (i) LIBOR as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Eurodollar Loans for such Interest Period or (ii) that the making or funding of Eurodollar Loans become impracticable, then the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Eurodollar Loans shall be suspended.

       Section 10.3. Increased Cost and Reduced Return. (a) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any
        Reimbursement Obligations owed to it or its obligation to make Fixed Rate Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Fixed Rate Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its Fixed Rate Loans, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make Fixed Rate Loans, or issue a Letter of Credit, or acquire participations therein (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

              (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Fixed Rate Loans any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office) or shall impose on any Bank (or its Lending Office) or on the interbank market any other condition affecting its Fixed Rate Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make Fixed Rate Loans, or to issue a Letter of Credit, or to participate therein;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Fixed Rate Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Bank to be material, then, within 60 days after written demand by such Bank (with a copy to the Agent), the Borrower shall be obligated to pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; provided, however, that the Borrower shall not be obligated to pay any such amount or amounts to the extent such additional cost or payment was incurred or paid by such Bank more than ninety
(90) days prior to the date of the delivery of the certificate referred to in the immediately following sentence (nothing herein to impair or otherwise affect the Borrower's liability hereunder for costs or payments subsequently incurred or paid by such Bank). If a Bank makes such a claim for compensation, it shall provide to the Borrower (with a copy to the Agent) substantially concurrently with such demand a certificate setting forth the computation of the increased cost or reduced amount as a result of any event mentioned herein in reasonable detail and such certificate shall be conclusive if reasonably determined.

        (b) If, after the date hereof, any Bank or the Agent shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has had the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 30 days after written demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction; provided, however, that the Borrower shall not be obligated to compensate such Bank to the extent its rate of return was so reduced more than ninety (90) days prior to the date of such demand (nothing herein to impair or otherwise affect the Borrower's liability hereunder to compensate for subsequent reductions in such Bank's rate of return).

        (c) A  certificate  of a Bank claiming  compensation  under this Section
10.3 and setting forth the additional amount or amounts to be paid to it hereunder shall be prima facie correct. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

       Section 10.4. Lending Offices. Each Bank may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a "Lending Office") for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Agent.

       Section 10.5. Discretion of Bank as to Manner of Funding. Notwithstanding any other provision of this Agreement, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to Eurodollar Loans shall be made as if each Bank had actually funded and maintained each Eurodollar Loan through the purchase of deposits in the interbank eurodollar market having a maturity corresponding to such Loan's Interest Period and bearing an interest rate equal to LIBOR for such Interest Period.

       Section 10.6. Bank's Duty to Mitigate. Each Bank agrees that, as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that would cause it to be affected under Section 10.1,
10.2 or 10.3 hereof, such Bank will, after notice to the Borrower, to the extent not inconsistent with such Bank's internal policies and customary business practices, use its best efforts to make, fund or maintain the affected Fixed Rate Loan through another lending office of such Bank if as a result thereof the unlawfulness which would otherwise require payment of such Loan pursuant to
Section 10.1 hereof would cease to exist or the circumstances which would otherwise terminate such Bank's obligation to make such Loan under Section 10.2 hereof would cease to exist or the increased costs which would otherwise be required to be paid in respect of such Loan pursuant to Section 10.3 hereof would be materially reduced, and if, as determined by such Bank, in its sole discretion, the making, funding or maintaining of such Loan through such other lending office would not otherwise adversely affect such Loan or such Bank. The Borrower hereby agrees to pay all reasonable expenses incurred by each such Bank in utilizing another lending office pursuant to this Section 10.6.

SECTION 11.         THE AGENT AND ISSUING BANK.

       Section 11.1. Appointment and Authorization of Agent. Each Bank hereby appoints Harris Trust and Savings Bank as the Agent under the Loan Documents and hereby authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Banks expressly agree that the Agent is not acting as a fiduciary of the Banks in respect of the Loan Documents, the Borrower or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on the Agent or any of the Banks except as expressly set forth herein.

       Section 11.2. Agent and its Affiliates. The Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Bank and may exercise or refrain from exercising such rights and power as though it were not the Agent, and the Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not the Agent under the Loan Documents. The term "Bank" as used herein and in all other Loan Documents, unless the context otherwise clearly requires, includes the Agent in its individual capacity as a Bank. References in Section 1 hereof to the Agent's Loans, or to the amount owing to the Agent for which an interest rate is being determined, refer to the Agent in its individual capacity as a Bank.

       Section 11.3. Action by Agent. If the Agent receives from the Borrower a written notice of an Event of Default pursuant to Section 8.5 hereof, the Agent shall promptly give each of the Banks written notice thereof. The obligations of the Agent under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action hereunder with respect to any Default or Event of Default, except as expressly provided in Sections 9.2, 9.3 and 9.5. Upon the occurrence of an Event of Default, the Agent shall take such action to enforce its Lien on the Collateral and to preserve and protect the Collateral as may be directed by the Required Banks. Unless and until the Required Banks give such direction, the Agent may (but shall not be obligated to) take or refrain from taking such actions as it deems appropriate and in the best interest of all the Banks. In no event, however, shall the Agent be required to take any action in violation of applicable law or of any provision of any Loan Document, and the Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Banks that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall be entitled to assume that no Default or Event of Default exists unless notified in writing to the contrary by a Bank or the Borrower. In all cases in which the Loan Documents do not require the Agent to take specific action, the Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Banks, or of any other group of Banks called for under the specific provisions of the Loan Documents, shall be binding upon all the Banks and the holders of the Obligations.

       Section 11.4. Consultation with Experts. The Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

       Section 11.5. Liability of Agent; Credit Decision. Neither the Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with the Loan Documents: (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document or any Credit Event; (ii) the performance or observance of any of the covenants or agreements of the Borrower or any Subsidiary contained herein or in any other Loan Document; (iii) the satisfaction of any condition specified in Section 7 hereof, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectibility hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document or of any Collateral; and the Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence. The Agent may execute any of its duties under any of the Loan Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Banks, the Borrower, or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Agent shall have no responsibility for confirming the accuracy of any compliance certificate or other document or instrument received by it under the Loan Documents. The Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with the Agent signed by such payee in form satisfactory to the Agent. Each Bank acknowledges that it has independently and without reliance on the Agent or any other Bank, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Loan Documents. It shall be the responsibility of each Bank to keep itself informed as to the creditworthiness of the Borrower and its Subsidiaries, and the Agent shall have no liability to any Bank with respect thereto.

       Section 11.6. Indemnity. The Banks shall ratably, in accordance with their respective Percentages, indemnify and hold the Agent, and its directors, officers, employees, agents and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Loan Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Banks under this Section shall survive termination of this Agreement.

       Section 11.7. Resignation of Agent and Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation of the Agent, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be any Bank hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as the Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent under the Loan Documents, and the retiring Agent shall be discharged from its duties and obligations thereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 11 and all protective provisions of the other Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

       Section 11.8. Interest Rate Hedging Arrangements. By virtue of a Bank's execution of this Agreement or an Assignment Agreement, as the case may be, any Affiliate of such Bank with whom the Borrower has entered into an agreement creating Hedging Liability shall be deemed a Bank party hereto for purpose of any reference in a Loan Document to the parties for whom the Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate's right to share in payments and collections out of the Collateral and the Guaranties as more fully set forth in other provisions hereof.

       Section 11.9. Issuing Bank. The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit issued by it and the documents associated therewith. The Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Section 11 with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit as fully as if the term "Agent", as used in this Section 11, included Issuing Bank with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such Issuing Bank.

      Section 11.10. Agent's Relationship with Borrower.  The provisions of this
Section 11 shall be binding upon and sets forth agreements by and among each Bank and the Agent. The provisions of this Section 11 (except as contemplated by Section 11.7 hereof) shall in no way amend, alter, modify, restrict or otherwise affect the agreements of the Borrower with the Agent and with the Banks otherwise set forth in this Agreement.

SECTION 12.         MISCELLANEOUS.

       Section 12.1. Withholding Taxes. (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 12.1(b) hereof, each payment by the Borrower under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which the Borrower is domiciled, any jurisdiction from which the Borrower makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrower shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Bank and the Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Bank or the Agent (as the case may be) would have received had such withholding not been made. If the Agent or any Bank pays any amount in respect of any such taxes, penalties or interest, the Borrower shall reimburse the Agent or such Bank for that payment on demand in the currency in which such payment was made. If the Borrower pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Bank or Agent on whose account such withholding was made (with a copy to the Agent if not the recipient of the original) on or before the thirtieth day after payment.

        (b) U.S. Withholding Tax Exemptions. Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Agent on or before the earlier of the date the initial Credit Event is made hereunder and 30 days after the date hereof, two duly completed and signed copies of either Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Bank, including fees, pursuant to the Loan Documents and the Loans) or Form 4224 (relating to all amounts to be received by such Bank, including fees, pursuant to the Loan Documents and the Loans) of the United States Internal Revenue Service. Thereafter and from time to time, each Bank shall submit to the Borrower and the Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested by the Borrower in a written notice, directly or through the Agent, to such Bank and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Bank, including fees, pursuant to the Loan Documents or the Loans.

        (c) Inability of Bank to Submit Forms. If any Bank determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrower or the Agent any form or certificate that such Bank is obligated to submit pursuant to subsection (b) of this Section 12.1 or that such Bank is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Bank shall promptly notify the Borrower and Agent of such fact and the Bank shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

       Section 12.2. No Waiver, Cumulative Remedies. No delay or failure on the part of the Agent or any Bank or on the part of the holder or holders of any of the Obligations in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Agent, the Banks and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

       Section 12.3. Non-Business Days. Subject to Section 1.9(d) hereof, if any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

       Section 12.4. Documentary Taxes. The Borrower agrees to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

       Section 12.5. Survival of Representations. All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

       Section 12.6. Survival of Indemnities. All indemnities and other provisions relative to reimbursement to the Banks of amounts sufficient to protect the yield of the Banks with respect to the Loans and Letters of Credit, including, but not limited to, Sections 1.13, 10.3 and 12.15 hereof, shall survive in accordance with their terms the termination of this Agreement and the other Loan Documents and the payment of the Obligations.

       Section 12.7. Sharing of Set-Off. Each Bank agrees with each other Bank a party hereto that if such Bank shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Banks, then such Bank shall purchase for cash at face value, but without recourse, ratably from each of the other Banks such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other Banks (or interest therein) as shall be necessary to cause such Bank to share such excess payment ratably with all the other Banks; provided, however, that if any such purchase is made by any Bank, and if such excess payment or part thereof is thereafter recovered from such purchasing Bank, the related purchases from the other Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. For purposes of this Section, amounts owed to or recovered by the Issuing Bank in connection with Reimbursement Obligations in which Banks have been required to fund their participation shall be treated as amounts owed to or recovered by the Issuing Bank as a Bank hereunder.

       Section 12.8. Notices. Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the Agent and the Borrower given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Loan Documents to the Banks and the Agent shall be addressed to their respective addresses or telecopier numbers set forth on the signature pages hereof, and to the Borrower to:

                      APAC TeleServices, Inc.
                      One Parkway North
                      Deerfield, Illinois  60015
                      Attention:       John Abernethy
                      Telephone:       (847) 236-5452
                      Telecopy:        (847) 374-3210

                      with a copy (in case of notices of default) to:

                      Barry J. Shkolnik
                      Neal Gerber & Eisenberg
                      Two North LaSalle, Suite 2100
                      Chicago, Illinois  60602
                      Telephone:  (312) 269-8046
                      Telecopy:  (312) 269-1747

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section or on the signature pages hereof and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, 5 days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section or on the signature pages hereof; provided that any notice given pursuant to Section 1 hereof shall be effective only upon receipt.

       Section 12.9. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

      Section 12.10. Successors and Assigns. This Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Agent and each of the Banks and the benefit of their respective successors and assigns, including any subsequent holder of any of the Obligations. The Borrower may not assign any of its rights or obligations under any Loan Document without the written consent of all of the Banks.

     Section 12.11. Participants. Each Bank shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and Reimbursement Obligations and/or Commitments and/or participations in Swing Loans held by such Bank at any time and from time to time to one or more other Persons; provided that no such participation shall relieve any Bank of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section, and the Agent shall have no obligation or responsibility to such participant. Any agreement pursuant to which such participation is granted shall provide that the granting Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower under this Agreement and the other Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that such Bank will not agree to any modification, amendment or waiver of the Loan Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest. Any party to which such a participation has been granted shall have the benefits of Section 1.13 and Section 10.3 hereof. The Borrower authorizes each Bank to disclose to any participant or prospective participant under this Section any financial or other information pertaining to the Borrower.

      Section 12.12. Assignment of Commitments by Banks. Each Bank shall have the right at any time, with the prior consent of the Agent (which consent of the Agent shall not be unreasonably withheld) and, so long as no Event of Default then exists, the Borrower (which consent of the Borrower shall not be unreasonably withheld and shall not in any event ever be required for any assignment by Bank of Montreal) to sell, assign, transfer or negotiate all or any part of its Commitments (including the same percentage of its Notes, outstanding Loans and Reimbursement Obligations owed to it) to one or more commercial banks or other financial institutions or investors; provided, however, that (other than in the case of an assignment by Bank of Montreal) in order to make any such assignment (i) unless the assigning Bank is assigning all of its Commitments, the assigning Bank shall retain at least $5,000,000 in outstanding Loans, interests in Letters of Credit and unused Commitments, (ii) the assignee bank shall have outstanding Loans, interests in Letters of Credit and unused Commitments of at least $5,000,000, (iii) the assignment of a Revolving Note shall cover the same percentage of such Bank's Revolving Credit Commitment, Revolving Loans and interests in Letters of Credit, (iv) the assignment of a Term Note shall cover the same percentage of such Bank's Term Loan Commitment and Term Loans, (v) the Swing Loans and Swing Line Commitment shall only be assigned (if at all) in total, (vi) each such assignment shall be evidenced by a written agreement (substantially in the form attached hereto as Exhibit G or in such other form acceptable to the Agent) executed by such assigning Bank, such assignee bank or banks, the Agent and, if required as provided above, the Borrower, which agreement shall specify in each instance the portion of the Obligations which are to be assigned to the assignee bank and the portion of the Commitments of the assigning Bank to be assumed by the assignee bank or banks, and (vii) the assigning Bank shall pay to the Agent a processing fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Agent in connection with any such assignment agreement. Any such assignee shall become a Bank for all purposes hereunder to the extent of the Commitments it assumes and the assigning Bank shall be released from its obligations, and will have released its rights, under the Loan Documents to the extent of such assignment. The Borrower authorizes each Bank to disclose to any purchaser or prospective purchaser of an interest in the Loans and Reimbursement Obligations owed to it or its Commitments under this Section any financial or other information pertaining to the Borrower. Notwithstanding anything herein to the contrary, (i) any assigning Bank may, without obtaining the Borrower's consent, assign all or a portion of its Commitments (and related outstanding Obligations hereunder) to its parent entity and/or any affiliate of such Bank which is at least 80% owned by such Bank or its parent entity or to any one or more Banks and (ii) nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

      Section 12.13. Amendments. Any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrower, (b) the Required Banks, and (c) if the rights or duties of the Agent are affected thereby, the Agent; provided that:

               (i) no amendment or waiver  pursuant to this Section  12.13 shall
        (A) increase any Commitment of any Bank without the consent of such Bank or (B) reduce the amount of or postpone the due date for any scheduled payment of any principal of or interest on any Loan or of any Reimbursement Obligation or of any fee payable hereunder without the consent of the Bank to which such payment is owing or which has committed to make such Loan or Letter of Credit (or participate therein) hereunder or (c) reduce the amount of or postpone the due date for any prepayment required by Section 1.11(b)(iii) or 1.11(b)(iv) hereof; and

              (ii) no amendment or waiver pursuant to this Section 12.13 shall, unless signed by each Bank, change the definitions of Revolving Credit Termination Date, or Required Banks, change the provisions of this
        Section 12.13, Section 9, release any guarantor or all or any substantial part of the Collateral (except as otherwise provided for in the Loan Documents), or affect the number of Banks required to take any action hereunder or under any other Loan Document.

     Section 12.14. Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

      Section 12.15. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, and administration of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, in connection with the preparation and execution of the Loan Documents, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated, together with any fees and charges suffered or incurred by the Agent in connection with periodic environmental audits, fixed asset appraisals, title insurance policies, collateral filing fees and lien searches; provided, however, that the Borrower's liability as a result of the foregoing provisions of this Section for the costs and expenses of the Agent in connection with the preparation and negotiation of the Loan Documents delivered as a condition to, and its due diligence review of the transactions funded by, the initial extension of credit hereunder shall be limited to $100,000. The Borrower further agrees to indemnify the Agent, each Bank, and their respective directors, officers and employees, against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable expenses of litigation or preparation therefor, whether or not the indemnified Person is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Loan or Letter of Credit, other than those which arise (i) from the gross negligence or willful misconduct of, or material breach of the Loan Documents by, the party claiming indemnification or (ii) solely in connection with litigation solely between the Banks. The Borrower, upon demand by the Agent or a Bank at any time, shall reimburse the Agent or such Bank for any reasonable legal or other expenses incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except if the same is directly due to the gross negligence or willful misconduct of the party to be indemnified. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

      Section 12.16. Set-off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Bank and each subsequent holder of any Obligation is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other indebtedness at any time held or owing by that Bank or that subsequent holder to or for the credit or the account of the Borrower, whether or not matured, against and on account of the Obligations of the Borrower to that Bank or that subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not (a) that Bank or that subsequent holder shall have made any demand hereunder or (b) the principal of or the interest on the Loans or Notes and other amounts due hereunder shall have become due and payable pursuant to Section 9 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

      Section 12.17. Entire Agreement. The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

      Section 12.18. Governing Law. This Agreement and the other Loan Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois.

      Section 12.19. Severability of Provisions. Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      Section 12.20. Excess Interest. Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan Document ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section 12.20 shall govern and control;
(b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest; (c) any Excess Interest that the Agent or any Bank may have received hereunder shall, at the option of the Agent, be (i) applied as a credit against the then outstanding principal amount of Loans hereunder, accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law) and any other obligations, or all of the foregoing; (ii) refunded to the Borrower, or (iii) any combination of the foregoing; (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws, and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate; and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Agent or any Bank for any damages whatsoever arising out of the payment or collection of any Excess Interest.

      Section 12.21. Confidentiality. Any information disclosed by the Borrower or any of its Subsidiaries to the Agent or any Bank which was designated proprietary or confidential at the time of its receipt by the Agent or such Bank, and which it is not otherwise in the public domain, shall not be disclosed by the Agent or such Bank to any other Person except (i) to its independent accountants and legal counsel (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ii) pursuant to statutory and regulatory requirements, (iii) pursuant to any mandatory court order, subpoena or other legal process, (iv) to the Agent or any other Bank, (v) pursuant to any agreement heretofore or hereafter made between such Bank and the Borrower which permits such disclosure, (vi) in connection with the exercise of any remedy under the Loan Documents, or (vii) subject to an agreement containing provisions substantially the same as those of this Section, to any participant in or assignee of, or prospective participant in or assignee of, any Obligation or Commitments.

      Section 12.22. Single Bank. If and so long as Harris Trust and Savings Bank is the only Bank hereunder, Harris Trust and Savings Bank shall have all rights, powers and privileges afforded to the Agent, the Banks, and the Required Banks hereunder and under the other Loan Documents.

      Section 12.23.    Syndication  Agent.   Nothing  in  this  Agreement
shall impose any obligation on Bank of Montreal in its capacity as Syndication Agent.

      Section 12.24. Submission to Jurisdiction; Waiver of Jury Trial. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the Cook County, Illinois for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. THE BORROWER, THE AGENT AND EACH BANK HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                           [SIGNATURE PAGES TO FOLLOW]

        Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall constitute a contract between us for the uses and purposes hereinabove set forth.

        Dated as of this 8th day of September, 1998.

                                                     APAC TELESERVICES, INC.

                                       By

                                                  Name__________________________
                                                  Title_________________________

        Accepted and agreed to as of the day and year last above written.

                                     HARRIS TRUST AND SAVINGS BANK, in its
                                     individual capacity as a Bank and as
                                     Agent

Address and Amount of Commitments:   By_________________________________________
                                                 Name:  Dan Sabol
Address:                                         Title:  Vice President
  Harris Trust and Savings Bank
  111 West Monroe Street

  Chicago, Illinois 60603
  Attention:  Daniel K. Sabol

Telecopy:        (312) 293-5068
Telephone:       (312) 461-3766

with notices of Borrowing requests to:

Attention:  Shirley Joyner
Telecopy:        (312) 765-8078
Telephone:       (312) 461-6768

Revolving Credit Commitment:
$10,000,000

Term Loan Commitment:
$20,000,000

Lending Offices:
  111 West Monroe Street
  Chicago, Illinois  60603

                                            BANK OF MONTREAL, in its individual
                                               capacity as a Bank and as
                                                Syndication Agent

Address and Amount of Commitments:          By__________________________________
                                                Name:  Michael W. Hedrick
Address:                                        Title:   Director
  Bank of Montreal
  115 South LaSalle Street

  Chicago, Illinois 60603
  Attention:  Michael W. Hedrick

Telecopy:        (312) 750-3834
Telephone:       (312) 750-3766

with notices of Borrowing requests to:

Attention:  Terri Perez-Ford
Telecopy:        (312) 750-3456
Telephone:       (312) 750-3827

Revolving Credit Commitment:
$16,666,666.67

Term Loan Commitment:
$33,333,333.33

Lending Offices:
  115 South LaSalle Street
  Chicago, Illinois  60603

                                            BANK OF AMERICA NATIONAL TRUST AND
                                                SAVINGS ASSOCIATION

Address and Amount of Commitments:          By__________________________________
                                               Name:  __________________________
Address:                                        Title:   _______________________
  Bank of America National Trust
    and Savings Association
  231 South LaSalle Street
  Chicago, Illinois  60697
  Attention:  Victor P. Stasica

Telecopy:        (312) 828-1974
Telephone:       (312) 828-8815

with notices of Borrowing requests to:

Attention:  Denise Jones
Telecopy:        (312) 974-1623
Telephone:       (312) 828-7163

Revolving Credit Commitment:
$10,000,000

Term Loan Commitment:
$20,000,000

Lending Offices:
  231 South LaSalle Street
  Chicago, Illinois  60697

                                       LASALLE NATIONAL BANK

Address and Amount of Commitments:     By_______________________________________
                                           Name:  ______________________________
Address:                                   Title:   ____________________________
  LaSalle National Bank
  135 South LaSalle Street
  Chicago, Illinois  60603
  Attention:  Donna N. Smith

Telecopy:        (312) 904-0522
Telephone:       (312) 904-1426

with notices of Borrowing requests to:

Attention:  Ann M. Locke
Telecopy:        (312) 904-0522
Telephone:       (312) 904-0184

Revolving Credit Commitment:
$10,000,000

Term Loan Commitment:
$20,000,000

Lending Offices:
  135 South LaSalle Street
  Chicago, Illinois  60603

                                         THE NORTHERN TRUST COMPANY

Address and Amount of Commitments:       By_____________________________________
                                             Name:  ____________________________
Address:                                     Title:   __________________________
  The Northern Trust Company
  50 South LaSalle Street
  Chicago, Illinois  60675
  Attention:  Jeffrey B. Clark

Telecopy:        (312) 444-7028
Telephone:       (312) 444-7172

with notices of Borrowing requests to:

Attention:  Edie Reed
Telecopy:        (312) 630-1566
Telephone:       (312) 444-3352

Revolving Credit Commitment:
$5,000,000

Term Loan Commitment:
$10,000,000

Lending Offices:
  50 South LaSalle Street
  Chicago, Illinois  60675

                                            FIRSTAR BANK MILWAUKEE, N.A.

Address and Amount of Commitments:          By__________________________________
                                                Name:  _________________________
Address:                                        Title:   _______________________
  Firstar Bank Milwaukee, N.A.
  777 E. Wisconsin Avenue
  Milwaukee, Wisconsin  53202
  Attention:  John Falb

Telecopy:        (414) 765-5062
Telephone:       (414) 765-6041

with notices of Borrowing requests to:

Attention:  Brenda Luethy
Telecopy:        (920) 426-7655
Telephone:       (920) 426-7604

Revolving Credit Commitment:
$6,666,666.67

Term Loan Commitment:
$13,333,333.33

Lending Offices:
  777 E. Wisconsin Avenue
  Milwaukee, Wisconsin  53202

                                          MERCANTILE BANK NATIONAL ASSOCIATION

Address and Amount of Commitments:        By____________________________________
                                              Name:  ___________________________
Address:                                      Title:   _________________________
  Mercantile Bank National Association
  One Mercantile Center, 12th Floor
  St. Louis, Missouri  63101
  Attention:  David F. Higbee

Telecopy:        (314) 418-2203
Telephone:       (314) 418-1967

with notices of Borrowing requests to:

Attention:  Maggie Thies
Telecopy:        (314) 418-2203
Telephone:       (314) 418-2454

Revolving Credit Commitment:
$6,666,666.67

Term Loan Commitment:
$13,333,333.33

Lending Offices:
  One Mercantile Center, 12th Floor
  St. Louis, Missouri  63101

                                           THE FUJI BANK, LIMITED

Address and Amount of Commitments:         By___________________________________
                                               Name:  __________________________
Address:                                       Title:   ________________________
  The Fuji Bank, Limited

  225 West Wacker Drive, Suite 2000
  Chicago, Illinois  60606
  Attention:  James S. Bell

Telecopy:        (312) 621-0539
Telephone:       (312) 621-0526

with notices of Borrowing requests to:

Attention:  Vir Guiang
Telecopy:        (312) 621-0395
Telephone:       (312) 621-3385

Revolving Credit Commitment:
$5,000,000

Term Loan Commitment:
$10,000,000

Lending Offices:
  225 West Wacker Drive, Suite 2000
  Chicago, Illinois  60606

                                      THE BANK OF NOVA SCOTIA

Address and Amount of Commitments:    By________________________________________
                                          Name:  _______________________________
Address:                                  Title:   _____________________________
  The Bank of Nova Scotia
  181 West Madison Street, Suite 3700
  Chicago, Illinois  60602
  Attention:  James Belletire

Telecopy:        (312) 201-4108
Telephone:       (312) 201-4185

with notices of Borrowing requests to:

Attention:  Demetria January
Telecopy:        (404) 888-8998
Telephone:       (404) 877-1540

Revolving Credit Commitment:
$5,000,000

Term Loan Commitment:
$10,000,000

Lending Offices:

  181 West Madison Street, Suite 3700
  Chicago, Illinois  60602

                                     GUARANTORS' CONSENT

        Substantially concurrent with the closing of the Previous Credit Agreement, the undersigned heretofore executed and delivered a Guaranty Agreement dated May 20, 1998 (the "Guaranty") and hereby consent to the Amended and Restated Credit Agreement as set forth above and confirms that their Guaranty and all of the undersigned's obligations thereunder remain in full force and effect for the benefit and security of the Obligations to the same extent and with the same force and effect, as if all references in the Guaranty to the Previous Credit Agreement were instead references to this Agreement. The undersigned further agree that the consent of the undersigned to any further amendments to this Agreement shall not be required as a result of this consent having been obtained.

                        PARAGREN TECHNOLOGIES, INC.



                            Name______________________________________________
                            Title_____________________________________________

                        APAC TELESERVICES OF TEXAS, L.P.

                        By:    APAC TELESERVICES GENERAL
                               PARTNER, INC., its General Partner

                               By_____________________________________________
                                  Name________________________________________
                                  Title_______________________________________

                        APAC TELESERVICES GENERAL PARTNER, INC.



                            Name______________________________________________
                            Title_____________________________________________

                        ITI HOLDINGS, INC.



                            Name______________________________________________
                            Title_____________________________________________

                        ITI MARKETING SERVICES, INC.



                            Name______________________________________________
                            Title_____________________________________________

                        APAC TELESERVICES, L.L.C.

                        By:  APAC TELESERVICES, INC.



                            Name______________________________________________
                            Title_____________________________________________

                                      PLEDGORS' CONSENT

        Substantially concurrent with the closing of the Previous Credit Agreement, the undersigned heretofore executed and delivered a Pledge Agreement dated May 20, 1998 (the "Pledge") and hereby consent to the Amended and Restated Credit Agreement as set forth above and confirms that the Pledge and all of the undersigned's obligations thereunder remain in full force and effect for the benefit and security of the Obligations to the same extent and with the same force and effect, as if all references in the Pledge to the Previous Credit Agreement were instead references to this Agreement. The undersigned further agree that the consent of the undersigned to any further amendments to this Agreement shall not be required as a result of this consent having been obtained.

                   APAC TELESERVICES, INC.

     By

                       Name______________________________________________
                       Title_____________________________________________

                   ITI HOLDINGS, INC.

     By

                       Name______________________________________________
                       Title_____________________________________________

                   APAC TELESERVICES GENERAL PARTNER, INC.

     By

                       Name______________________________________________
                       Title_____________________________________________

                   APAC TELESERVICES, L.L.C.

     By

                       Name______________________________________________
                       Title_____________________________________________

                                          EXHIBIT A

                                  NOTICE OF PAYMENT REQUEST

                                            [Date]

[Name of Bank]
[Address]

Attention:

        Reference is made to the Amended and Restated Credit Agreement, dated as of September 8, 1998, among APAC TeleServices, Inc., the Banks party thereto, and Harris Trust and Savings Bank, as Agent (the "Credit Agreement"). Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement. [The Borrower has failed to pay its Reimbursement Obligation in the amount of $_________. Your Bank's Percentage of the unpaid Reimbursement Obligation is $_________] or [The undersigned has been required to return a payment by the Borrower of a Reimbursement Obligation in the amount of $________. Your Bank's Percentage of the returned Reimbursement Obligation is

$---------.]

                                         Very truly yours,

                                         HARRIS TRUST AND SAVINGS BANK, as
                                             Issuing Bank

                                       By

                                       Its______________________________________

                                          EXHIBIT B
                                     NOTICE OF BORROWING

Date:  ______________, ____

To: Harris Trust and Savings Bank, as Agent for the Banks parties to the Amended and Restated Credit Agreement dated as of September 8, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among APAC TelesServices, Inc., certain Banks which are signatories thereto and Harris Trust and Savings Bank, as Agent

Ladies and Gentlemen:

        The undersigned, APAC TeleServices, Inc. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the Borrowing specified below:

                1. The Business Day of the  proposed  Borrowing is  ___________,
____.

                2.  The   aggregate   amount  of  the   proposed   Borrowing  is
$______________.

                3. The Borrowing is being advanced under the [REVOLVING] [TERM] Credit.

                4. The Borrowing is to be comprised of $___________ of [BASE RATE] [EURODOLLAR] Loans.

               [5.    THE DURATION OF THE INTEREST  PERIOD FOR THE  EURODOLLAR
LOANS INCLUDED IN THE BORROWING SHALL BE ____________ MONTHS.]

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

               (b) no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.

                              APAC TELESERVICES, INC.

                By

                                  Name__________________________________________
                                  Title_________________________________________

                                          EXHIBIT C
                              NOTICE OF CONVERSION/CONTINUATION

                                                       Date:  ____________, ____

To: Harris Trust and Savings Bank, as Agent for the Banks parties to the Amended and Restated Credit Agreement dated as of September 8, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among APAC TeleServices, Inc., certain Banks which are signatories thereto and Harris Trust and Savings Bank, as Agent

Ladies and Gentlemen:

        The undersigned, APAC TeleServices, Inc. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the [CONVERSION] [CONTINUATION] of the Loans specified herein, that:

                1. The conversion/continuation Date is __________, ____.

                2. The aggregate amount of the [REVOLVING] [TERM] Loans to be [CONVERTED] [CONTINUED] is $______________.

                3.  The  Loans  are  to  be  [CONVERTED   INTO]  [CONTINUED  AS]
        [EURODOLLAR] [BASE RATE] Loans.

                4. [IF APPLICABLE:] The duration of the Interest Period for the [REVOLVING] [TERM] Loans included in the [CONVERSION] [CONTINUATION] shall be _________ months.

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); provided, however, that this condition shall not apply to the conversion of an outstanding Eurodollar Loan to a Base Rate Loan; and

               (b)  no  Default  or  Event  of  Default  has   occurred  and  is
        continuing,   or  would   result   from   such   proposed   [CONVERSION]
        [CONTINUATION].

                                   APAC TELESERVICES, INC.

                     By:

                                       Name_____________________________________
                                       Title____________________________________

                                          EXHIBIT D

                                        REVOLVING NOTE

U.S. $_______________                               __________, 19__

        FOR VALUE RECEIVED, the undersigned, APAC TELESERVICES, INC., an Illinois corporation (the "Borrower"), hereby promises to pay to the order of ______________________ (the "Bank") on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of Harris Trust and Savings Bank, as Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if
less, the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

        The Bank shall record on its books or records or on a schedule attached to this Note, which is a part hereof, each Revolving Loan made by it pursuant to the Credit Agreement, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, whether the Revolving Loan is a Base Rate Loan or a Eurodollar Loan, the interest rate and Interest Period applicable thereto, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on a schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Bank to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Revolving Loans made to it pursuant to the Credit Agreement together with accrued interest thereon.

        This Note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement dated as of September 8, 1998, among the Borrower, Harris Trust and Savings Bank, as Agent, and the Banks party thereto (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

        Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

        The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                APAC TELESERVICES, INC.

                  By

                                    Name________________________________________
                                    Title_______________________________________

                                    EXHIBIT E

                                    TERM NOTE

U.S. $_______________                                          ___________, 19__

        FOR VALUE RECEIVED, the undersigned, APAC TELESERVICES, INC., an Illinois corporation (the "Borrower"), hereby promises to pay to the order of ______________________ (the "Bank") at the principal office of Harris Trust and Savings Bank, as Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of the Term Loan made or maintained by the Bank to the Borrower pursuant to the Credit Agreement, in consecutive quarter-annual principal installments in the amounts called for by Section 1.10(b) of the Credit Agreement, commencing on ___________, 1998, and continuing on the first day of each June, September, December and March occurring thereafter, together with interest on the principal amount of such Term Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement, except that all principal and interest not sooner paid on the Term Loan evidenced hereby shall be due and payable on June 1, 2003, the final maturity date hereof.

        The Bank shall record on its books or records or on a schedule attached to this Note, which is a part hereof, the Term Loan made or maintained by it pursuant to the Credit Agreement, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, whether the Term Loan is a Base Rate Loan or a Eurodollar Loan, the interest rate and Interest Period applicable thereto, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on a schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Bank to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay the Term Loan made to it pursuant to the Credit Agreement together with accrued interest thereon.

        This Note is one of the Term Notes referred to in the Amended and Restated Credit Agreement dated as of September 8, 1998, among the Borrower, Harris Trust and Savings Bank, as Agent, and the Banks party thereto (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

        Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

        The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                      APAC TELESERVICES, INC.

                        By

                                          Name__________________________________
                                          Title_________________________________

                                          EXHIBIT F

                                       SWING LINE NOTE

U.S. $______________                                            __________, 19__

        On the Revolving Credit Termination Date, for value received, the undersigned, APAC TELESERVICES, INC., an Illinois corporation (the "Borrower"), promises to pay to the order of Harris Trust and Savings Bank (the "Bank"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) _________________ Dollars ($______________), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Swing Loans owing from the Borrower to the Bank under the Swing Line Commitment provided for in the Credit Agreement hereinafter mentioned.

        This Note evidences Swing Loans made and to be made to the Borrower by the Bank under the Swing Line Commitment provided for under that certain Amended and Restated Credit Agreement dated as of September 8, 1998 by and between the Borrower, Harris Trust and Savings Bank individually and as Agent and certain banks which are or may from time to time become parties thereto (the "Credit Agreement"), and the Borrower hereby promises to pay interest at the office specified above on each Swing Loan evidenced hereby at the rates and times specified therefor in the Credit Agreement.

        Each Swing Loan made under the Swing Line Commitment provided for in the Credit Agreement by the Bank to the Borrower against this Note, any repayment of principal hereon and the interest rates applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiation hereof) and the Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Bank shall be prima facie evidence of the unpaid balance of this Note and the interest rates applicable thereto.

        This Note is issued by the Borrower under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity as specified in the Credit Agreement, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meaning herein as such terms have in the Credit Agreement.

        This Note shall be construed in accordance with, and governed by, the internal laws of the State of Illinois without regard to principles of conflict of law.

        The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                                     APAC TELESERVICES, INC.

                                       By

                          Its_______________________________________________

                                    EXHIBIT G

                             COMPLIANCE CERTIFICATE
                                       FOR

                             APAC TELESERVICES, INC.

        This Compliance Certificate is furnished to Harris Trust and Savings Bank, as Agent (the "Agent") pursuant to that certain Amended and Restated Credit Agreement dated as of September 8, 1998, among APAC TeleServices, Inc. (the "Borrower"), Harris Trust and Savings Bank, as Agent, and the Banks party thereto (the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

        THE UNDERSIGNED HEREBY CERTIFIES THAT:

               1.     I am  the  duly  elected  ____________________________
        of  the Borrower;

                2. I have reviewed the terms of the Credit  Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

                3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                4. The Attachment hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

        Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition o event:

        ======================================================================
        ======================================================================

        The foregoing certifications, together with the computations set forth in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _________ day of __________________ 19___.

                                                   APAC TELESERVICES, INC.

                                                   By___________________________

--------------------------------------------------------------------------------
                               (Name)                    (Title)

                      ATTACHMENT TO COMPLIANCE CERTIFICATE
                                       FOR

                             APAC TELESERVICES, INC.

        Compliance Calculations for Amended and Restated Credit Agreement
                          Dated as of September 8, 1998

                     Calculations as of _____________, 19___

---------------------------------------------------------------------------



A.                  TOTAL DEBT RATIO (SECTION 8.22 OF THE AGREEMENT)

        1.     Total Funded Debt (as defined)                   $_______________
                                                                        A1

        2.     Net Income (as defined and as adjusted per       $_______________
               the definition of Adjusted EBITDA) for the               A2
               four fiscal quarters then ended

        3.     Interest Expense (as defined and as so           $_______________
               adjusted) for the same period                           A3

        4.     Federal, state and local income taxes (as        $_______________
               so adjusted) for the same period                        A4

        5.     Deprecation of fixed assets (as so               $_______________
               adjusted) for the same period                           A5

        6.     Amortization (as so adjusted) for the same       $_______________
               period                                                  A6

        7.     Add Lines A2-A6 (Adjusted EBITDA)                $_______________
                                                                       A7

        8.     Ratio of Line A1 to A7                          _____ : 1.0

        9.     Line A8 Ratio must be less than or equal to:


                                                                         Total Debt Ratio Shall

               From and Including        To and Including                Not Be Greater Than:
               the date of Credit                   6/30/1999                       3.00 to 1.0
               Agreement

                       7/1/1999                     6/30/2000                       2.75 to 1.0

                       7/1/2000                     6/30/2001                       2.50 to 1.0

                       7/1/2001                     6/30/2002                       2.25 to 1.0

                       7/1/2002                     6/30/2003                       2.00 to 1.0


        10.    Is Borrower in Compliance (Circle Yes or No)             Yes / No

B.                  NET WORTH (SECTION 8.23 OF THE AGREEMENT)

        1.     Shareholders' Equity                               $____________
               minus
               (i) Notes from Officers and Employees             ($____________)
               (ii) Write-up of Assets
                                                                 ($------------)
               Net Worth

                                                                $---------------
                                                                        B1

        2.     Line B1 must be greater than or equal to:        $_______________
                                                                        B2

        3.     Is Borrower in Compliance (Circle Yes or No)             Yes / No

C.                  FIXED CHARGE COVERAGE RATIO (SECTION 8.24 OF THE AGREEMENT)

        1.     Adjusted EBITDA (Line A7)                        $_______________
                                                                        C1

        2.     Capital Expenditures (as defined) for the same period $__________
                                                                        C2

        3.     Subtract Line C2 from C1                         $_______________
                                                                        C3

        4.     Principal payments due in the next 12 months     $_______________
                                                                        C4

        5.     Annualized Interest Expense (as defined) for the same period
                                                                $_______________
                                                                        C5

        6.     Add Lines C4+C5                                  $_______________
                                                                        C6

        7.     Ratio of Line C3 to Line C6                           _____ : 1.0

        8.     Line C7 ratio must be greater than or equal to:        1.50 : 1.0

        9.     Is Borrower in Compliance                                  Yes/No

D.                  ADJUSTED EBITDA (SECTION 8.25 OF THE AGREEMENT)

        1.     Adjusted EBITDA (Line A7)                        $_______________
                                                                         D1

        2.     Line D1 must be greater than or equal to:

                                                           Adjusted EBITDA Shall
    From and Including            To and Including         Not Be Less Than:
    the date of Credit               6/30/2000                      $65,000,000
    Agreement

            7/1/2000                 6/30/2003                      $70,000,000

        3.     Is Borrower in Compliance (Circle Yes or No)             Yes / No

                                    EXHIBIT H

                            ASSIGNMENT AND ACCEPTANCE

                          Dated ______________, 19_____

        Reference is made to the Amended and Restated Credit Agreement dated as of September 8, 1998 (the "Credit Agreement") among APAC TeleServices, Inc., an Illinois corporation, the Banks (as defined in the Credit Agreement) and Harris Trust and Savings Bank, as Agent for the Banks (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

        ____________________________________________________(the "Assignor") and
_________________________ (the "Assignee") agree as follows:

                1. The Assignor hereby sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor without recourse to the Assignor, an interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) in the amounts specified on Schedule I hereto, including, without limitation, the interest set forth on such Schedule in each of the Assignor's Commitments (other than the Swing Line Commitment) as in effect on the Effective Date and the Loans (other than the Swing Line), if any, owing to the Assignor on the Effective Date and in the case of any assignment of the Assignor's Revolving Credit Commitment, a pro rata share of any outstanding L/C Obligations.

                2. The Assignor (i)  represents and warrants that as of the date hereof (A) its Revolving Credit Commitment is $_____________ and its Term Loan Commitment is $______________, (B) the aggregate outstanding principal amount of Loans made by it under the Credit Agreement that have not been repaid is $____________ ($_____________ of Revolving Loans and $_____________ of Term Loans ) and a description of the interest rates and interest periods of such Loans is attached as Schedule 1 hereto, (C) the aggregate principal amount of Assignor's Percentage of outstanding L/C Obligations is $____________, and (D) the aggregate amount of Assignor's participations (whether or not funded) in outstanding Swing Loans is $____________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or performance or observance by the Borrower or any Subsidiary of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

                3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 8.5 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (v) specifies as its lending office (and address for notices) the offices set forth beneath its name on the signature pages hereof.

                4. As consideration  for the assignment and sale contemplated in
        Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in Federal funds an amount equal to $________________*. It is understood that commitment and/or facility fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                5. The effective date for this Assignment and Acceptance shall be _____________, 19___ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent and, if required, the Borrower.

                6. Upon such acceptance and recording, as of the Effective Date,
        (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                7. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

                8. In accordance with Section 12.12 of the Credit Agreement, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrower to execute and deliver to the Assignee the relevant Notes payable to the Assignee in the amount of its Commitments and new Notes to the Assignor in the amount of its Commitments after giving effect to this assignment.

         9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

                           [ASSIGNOR BANK]

             By

                              Name______________________________________________
                              Title_____________________________________________

                           [ASSIGNEE BANK]

             By

                              Name______________________________________________
                              Title_____________________________________________

                           Lending office (and address
                               for notices):

Accepted and consented this
____ day of ___________, 19__

APAC TELESERVICES, INC.

By________________________________________________
    Name__________________________________________
    Title_________________________________________

Accepted and consented to by the Agent this _______ day of ___________, 19__

HARRIS TRUST AND SAVINGS BANK, as Agent

By________________________________________________
    Name__________________________________________
    Title_________________________________________

                                   SCHEDULE I

                          TO ASSIGNMENT AND ACCEPTANCE
              RELATING TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                    DATED AS OF SEPTEMBER 8, 1998, AMONG APAC
                               TELESERVICES, INC.

                            THE BANKS PARTY THERETO,

                                       AND
                     HARRIS TRUST AND SAVINGS BANK, AS AGEN


  Revolving Credit        Term Loan        Aggregate Amount of
     Commitment:         Commitment:       Interests Assigned:

   $------------      $------------           $------------


Effective Date of Assignment:  _________, _______

                                  SCHEDULE 6.2

                   NAME                       JURISDICTION OF          PERCENTAGE             MATERIAL
                                               INCORPORATION            OWNERSHIP                OR

                                                                                            NON-MATERIAL

APAC Insurance Services                           Illinois                100%              Non-Material
Agency, Inc.

APAC TeleServices General                         Illinois                100%                Material
Partner, Inc.

APAC TeleServices of                              Illinois                100%              Non-Material
Illinois, Inc.

APAC TeleServices of                              Michigan                100%              Non-Material
Michigan, Inc.

APAC TeleServices of                               Texas                  100%                Material
Texas, L.P.

APAC TeleServices, L.L.C.                         Illinois                100%                Material


Paragren Technologies, Inc.                       Delaware                100%                Material


The Shechtman Group, L.L.C.                        Nevada                 100%              Non-Material


ITI Holdings, Inc.                                Delaware                100%                Material


ITI Marketing Services, Inc.                      Delaware                100%                Material



                                  SCHEDULE 8.7

                               OTHER INDEBTEDNESS

         1. Obligations of the Borrower aggregating not more than $1,367,385 in respect of (i) the City of Cedar Rapids, Iowa Industrial Development Revenue Bonds (E & S Electrical Contractors, Inc. Project), Series 1981 and (ii) the
City of Cedar Rapids, Iowa Industrial Development Revenue Bonds (TLS Co. Project), Series 1981.

         2. Obligations of the Borrower aggregating not more than $878,617 in respect of those certain Brown County Development Revenue Bonds.

         3. Obligations of the Borrower aggregating not more than $72,000 in respect of those certain Lawton Industrial Development Notes.

         4. Obligations of the Borrower aggregating not more than $3,249,544 in respect of various capital leases of the Borrower and ITI Marketing.

                                         SCHEDULE 8.8

                                         OTHER LIENS

         1. Liens on the Borrower's buildings and related fixtures at the so-called Cedar Rapids Ground Transportation Center in Cedar Rapids, Iowa securing the indebtedness described under item 1 of Schedule 8.7

                                  SCHEDULE 8.9

                       PRESENT INVESTMENTS IN SUBSIDIARIES

                            NAME AMOUNT OF INVESTMENT

APAC Insurance Services

Agency, Inc.                                          $25,000

APAC TeleServices General

Partner, Inc.                                         $96,000

APAC TeleServices of

Illinois, Inc.                                         $1,000

APAC TeleServices of

Michigan, Inc.                                         $1,000

APAC TeleServices of

Texas, L.P.                                                $0

APAC TeleServices, L.L.C.                          $8,640,000
Paragren Technologies, Inc.                       $13,879,000
The Shechtman Group, L.L.C.                                $0
ITI Holdings, Inc.                               $160,000,000
ITI Marketing Services, Inc.                               $0


                             APAC TELESERVICES, INC.
            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This First Amendment to Amended and Restated Credit Agreement (herein, the "Amendment") is entered into as of September 29, 1998, between APAC TeleServices, Inc., an Illinois corporation (the "Borrower"), each of the Banks party to the Credit Agreement (as such term is defined below) and Harris Trust and Savings Bank, as a Bank and in its capacity as agent under the Credit Agreement (the "Agent").

                             PRELIMINARY STATEMENTS

         A. The Borrower and the Banks entered into a certain Amended and Restated Credit Agreement, dated as of September 8, 1998 (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrower has requested that the Banks increase the Permitted Shareholder Redemptions, amend certain covenants, and make certain other amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.          AMENDMENTS.

         Section 1.1 Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

               (a) The definition of "Permitted Shareholder Redemptions" appearing in Section 5 of the Credit Agreement shall be amended and restated in its entirety and as so amended shall be restated to read as follows:

                      ""Permitted Shareholder  Redemptions" means redemptions by the Borrower of its common capital stock during the period from the date hereof through June 30, 2003 for an aggregate consideration not to exceed $20,000,000."

               (b) Section 8.23 of the Credit Agreement shall be amended and restated in its entirety and as so amended shall be restated to read as follows:

                      "Section  8.23.Net  Worth.  The Borrower  shall, as of the last day of each fiscal quarter at all times, maintain Net Worth of not less than the Minimum Required Amount. For purposes hereof, the term "Minimum Required Amount" shall mean $105,000,000 and shall increase (but never decrease) as of September 30, 1998 and as of the last day of each fiscal quarter of the Borrower thereafter by an amount (if positive) equal to 80% of Net Income for the fiscal quarter then ended."

SECTION 2.          CONDITIONS PRECEDENT.

        This Amendment shall be and become effective on the date on which the Borrower and the Required Banks shall have executed and delivered this Amendment and the Guarantors shall have executed the Guarantors' Consent attached hereto.

SECTION 3.          REPRESENTATIONS.

        In order to induce the Banks to execute and deliver this Amendment, the Borrower hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in
Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent) and the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 4.          MISCELLANEOUS.

        (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        (b) By executing this Amendment in the place provided for that purpose below, each Guarantor hereby consents to the Amendment to the Credit Agreement as set forth herein and confirms that its obligations thereunder remain in full force and effect. Each Guarantor further agrees that the consent of such Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

        (c) The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

        (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

        Dated as of September 29, 1998.

                             APAC TELESERVICES, INC.

               By:

                             Name:______________________________________________
                             Title:_____________________________________________

        Accepted and agreed to as of the date and year last above written.

                                        HARRIS TRUST AND SAVINGS BANK, in its
                                            individual capacity as a Bank and as
                                            Agent

                          By:

                                        Name:___________________________________
                                        Title:__________________________________

                                        BANK OF MONTREAL, in its individual
                                            capacity as a Bank and as
                                            Syndication Agent

                          By:

                                        Name:___________________________________
                                        Title:__________________________________

                     BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION

       By:

                     Name:_________________________________________________
                     Title:________________________________________________

                     LASALLE NATIONAL BANK

       By:

                     Name:_________________________________________________
                     Title:________________________________________________

                     THE NORTHERN TRUST COMPANY

       By:

                     Name:_________________________________________________
                     Title:________________________________________________

                     FIRSTAR BANK MILWAUKEE, N.A.

       By:

                     Name:_________________________________________________
                     Title:________________________________________________

                     MERCANTILE BANK NATIONAL ASSOCIATION

       By:

                     Name:_________________________________________________
                     Title:________________________________________________

                     THE FUJI BANK, LIMITED

       By:

                     Name:_________________________________________________
                     Title:________________________________________________

                     THE BANK OF NOVA SCOTIA

       By:

                     Name:_________________________________________________
                     Title:________________________________________________

                               GUARANTORS' CONSENT

        The undersigned have heretofore executed and delivered to the Guaranteed Creditors (as defined in the Guaranty) a Guaranty Agreement dated May 20, 1998 (the "Guaranty") and hereby consent to the Amendment to the Credit Agreement as set forth above and confirms that their Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                       PARAGREN TECHNOLOGIES, INC.

         By

                           Name______________________________________________
                           Title_____________________________________________

                       APAC TELESERVICES OF TEXAS, L.P.

                       By:    APAC TELESERVICES GENERAL
                              PARTNER, INC., its General Partner

                              By_____________________________________________
                                 Name________________________________________
                                 Title_______________________________________

                       APAC TELESERVICES GENERAL PARTNER, INC.

         By

                           Name______________________________________________
                           Title_____________________________________________

                       ITI HOLDINGS, INC.

         By

                           Name______________________________________________
                           Title_____________________________________________

                  ITI MARKETING SERVICES, INC.

    By

                      Name______________________________________________
                      Title_____________________________________________

                  APAC TELESERVICES, L.L.C.

                  By:  APAC TELESERVICES, INC.

    By

                      Name______________________________________________
                      Title_____________________________________________

--------
* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.